[FRONT COVER]

SEMI-ANNUAL REPORT
September 30, 2000

[COVER GRAPHICS: ACORN, COLUMN, GRADUATION CAP, HANDSHAKE]

GALAXY FUND II
GALAXY FUNDS


                Galaxy II Large Company Index Fund

                Galaxy II Small Company Index Fund

                Galaxy II Utility Index Fund

                Galaxy II U.S. Treasury Index Fund

                Galaxy II Municipal Bond Fund


                                                     [GALAXY FUNDS: GALAXY LOGO]
                                                                       Galaxy
                                                                       Funds

MARKET OVERVIEW

[BEGIN SIDEBAR]
 "AFTER RISING SHARPLY DURING APRIL, IN ANTICIPATION OF ANOTHER HIKE IN INTEREST
  RATES, BOND YIELDS FELL INTO SEPTEMBER AND THEIR PRICES ROSE."
[END SIDEBAR]

BY FLEET INVESTMENT ADVISORS INC.

     Changing expectations for economic growth, earnings, inflation, and interest rates kept stock prices volatile over the six months ended September 30, 2000, and resulted in mixed returns for the major market indices. Bond prices also fluctuated during this time, but generally ended the reporting period higher than they were when it began.
     For the six-month reporting period, the Standard & Poor's(REGISTRATION
MARK) 500 Composite Stock Price Index (the "S&P(REGISTRATION MARK) 500 Index"), a benchmark for large-company stocks, had a total return of -3.60%, the Standard & Poor's(REGISTRATION MARK) Small Cap 600 Stock Price Index (the "S&P(REGISTRATION MARK) 600 Index"), a benchmark for small-company stocks, had a total return of 4.35% and the Standard & Poor's(REGISTRATION MARK) Utilities Composite Stock Index (the "S&P(REGISTRATION MARK) Utilities Index") a benchmark of utility stocks included in the S&P(REGISTRATION MARK) 500 Index, had a total return of 41.33%. Over the same period, the U.S. Treasury component of the Salomon Smith Barney Broad Investment Grade Bond Index (the "U.S. Treasury Index") returned 4.16%, the Lehman Brothers Quality Intermediate Municipal Bond Index, a benchmark for municipal bonds, had a total return of 3.67%, and the Lehman Brothers Seven-year Municipal Bond Index earned a total return of 3.93%.

GROWTH FINALLY SHOWS SIGNS OF SLOWING
     Economic growth remained robust in the second quarter of 2000, when the reporting period began. The Gross Domestic Product ("GDP") that measures the output of U.S. goods and services improved at an annualized rate of 5.60% for the quarter, up from 4.80% in the first quarter of 2000. With higher energy prices, inflation had risen to an annual rate of 3.70%.
     Concerned that strong growth would drive inflation higher, the Federal Reserve ("the Fed") boosted short-term rates by 50 basis points (0.50%) in May. This increase in rates, combined with rate hikes that the Fed had imposed since June of 1999, eventually brought signs of slower growth in the third quarter of 2000.
     After advancing sharply for most of the first quarter, stock prices fell sharply in the second quarter, as investors grew nervous about excessive valuations in the technology sector and the impact of higher interest rates and slower growth on company profits. After earning a total return of 2.30% in the first quarter, the S&P 500(REGISTRATION MARK) Index lost 3.01% in the month that followed and continued its slide into May. With a sizable representation of technology shares, the small-cap sector was hit particularly hard in the correction.
     Soon after the Fed raised interest rates at its May meeting, signs of slower growth began to emerge. With the prospect of a peak in short-term rates, and greater certainty that the economy would continue to expand, stock prices advanced from the middle of May to the beginning of September. Because investors had become more focused on company fundamentals, punishing firms for even slight disappointments in earnings, stock prices were quite volatile during this time. The renewed emphasis on fundamentals also helped investors recognize the many values available outside the technology sector, which broadened market leadership. Small-cap and utility stocks benefited particularly in this environment.
     After rising sharply during April, in anticipation of another hike in interest rates, bond yields fell into September and their prices rose. Fixed-income investors were also encouraged by the prospects for an economic "soft landing" and a peak in short-term interest rates. As concern mounted over the future for earnings in a slower-growing economy, corporate bonds tended to underperform Treasuries and other government issues.
     In September, stock investors became increasingly worried about how corporate earnings would respond to slower growth, rising energy prices, and a weak euro. At the same time, bond investors became concerned that higher energy prices might add enough upward pressure on inflation to prompt further hikes in short-term interest rates. In this environment, both stocks and bonds forfeited some of the gains they had made during the late spring and summer. Corporate bonds and stocks of larger firms were hit particularly hard by earnings concerns.

[BEGIN SIDEBAR]
"AS LONG AS CREDIT QUALITY REMAINS A CONCERN FOR INVESTORS, TREASURY BONDS AND OTHER HIGHER-QUALITY ISSUES MAY CONTINUE TO OUTPERFORM CORPORATE BONDS."
[END SIDEBAR]

SOFT LANDING STILL LIKELY
     Although high oil prices and other factors could prompt higher interest rates, we continue to foresee a "soft landing" for the economy. In months to come, however, stock prices will probably remain vulnerable to concerns about earnings and interest rates. With investors more focused on fundamentals, market leadership may continue to broaden.
     Bond prices are likely to continue trading in a relatively narrow range. As long as credit quality remains a concern for investors, Treasury bonds and other higher-quality issues may continue to outperform corporate bonds.


AVERAGE ANNUAL TOTAL RETURNS

AS OF SEPTEMBER 30, 2000                 6 MONTHS*     1 YEAR      3 YEARS      5 YEARS  LIFE OF FUND
- ------------------------------------------------------------------------------------------------------
Large Company Index Fund
(INCEPTION DATE 10/1/90)                   (3.37)%*     13.14%      16.09%       21.30%      18.79%
 ......................................................................................................
Small Company Index Fund
(INCEPTION DATE 10/1/90)                    4.02%*      24.79%       5.56%       13.07%      16.29%
 ......................................................................................................
Utility Index Fund
(INCEPTION DATE 1/5/93)                    41.30%*      43.42%      22.38%       17.76%      15.17%
 ......................................................................................................
U.S. Treasury Index Fund
(INCEPTION DATE 6/4/91)                     4.08%*       7.03%       5.89%        6.05%       7.18%
 ......................................................................................................
Municipal Bond Fund
(INCEPTION DATE 4/15/93)                    3.08%*       4.83%       3.74%        4.52%       4.86%
 ......................................................................................................

* Unannualized total returns.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PORTFOLIO REVIEWS

[PHOTO OMITTED]

G. JAY EVANS BECAME MANAGER OF THE GALAXY II LARGE COMPANY INDEX FUND, THE GALAXY II SMALL COMPANY INDEX FUND AND THE GALAXY II UTILITY INDEX FUND IN JULY 1998. HE HAD PREVIOUSLY MANAGED THESE FUNDS UNTIL MARCH OF 1996 AND HAS MANAGED THE GALAXY EQUITY VALUE FUND SINCE APRIL 1992.

GALAXY II
LARGE COMPANY INDEX FUND

BY G. JAY EVANS, CFA
PORTFOLIO MANAGER

     The Galaxy II Large Company Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of large-capitalization stocks as represented by the S&P(REGISTRATION MARK) 500 Index. By investing in publicly traded U.S. stocks according to their representation in the S&P(REGISTRATION MARK) 500 Index, the Fund is also structured to deliver the same volatility and risk as the Index.
     For the six months ended September 30, 2000, the S&P(REGISTRATION MARK) 500 Index had a total return of -3.60%, and the Galaxy II Large Company Index Fund had a total return of -3.37% (after the deduction of operating expenses.) The Fund's six-month performance represents a correlation coefficient of 99.99%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the period.

TECHNOLOGY SELL-OFF, EARNINGS DISAPPOINTMENTS
     Large-capitalization stocks offer greater liquidity and, often, market dominance that investors prize during periods of competitive pricing and slower demand. Many of these stocks are global competitors sensitive to foreign investment, currency swings, and economic developments overseas. Generally, these and other characteristics earn large-cap stocks higher valuations. During periods of rising confidence and earnings acceleration, however, they may lose leadership to companies with smaller capitalizations as investors seek higher returns in the broader market.
     As concern grew about the impact of higher interest rates and slower economic growth on corporate profits in the second quarter of 2000, the stock prices of larger firms suffered less in the ensuing market volatility than the prices for stocks of smaller companies. The tables turned in the third quarter, however, as investors abandoned the technology sector, which represents a large part of the S&P 500(REGISTRATION MARK) Index. Large-cap stocks also suffered as earnings for some firms fell below expectations and a jump in oil prices weakened the economic prospects and currencies of countries that do business with U.S. multinational firms.

LOOKING AHEAD
     The recent weakness in stocks of multinational firms could continue if oil prices remain strong. At the same time, a change in the monetary policy that has previously supported larger-cap stocks should aid the stocks of smaller firms. Large-cap stocks could benefit, however, as investors continue to broaden their interest in stocks outside the technology sector and recognize the values available in stocks that the market may have punished too harshly for near-term earnings disappointments.

GALAXY II LARGE COMPANY INDEX FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TECHNOLOGY                                             20%
FINANCE                                                15%
CONSUMER CYCLICAL                                       7%
ENERGY                                                  7%
CONSUMER STAPLES                                       17%
U.S. GOVTERNMANT OBLIGATIONS, REPURCHASE AGREEMENT AND
   NET OTHER ASSETS AND LIABILITIES                     1%
UTILITIES                                               2%
BASIC MATERIALS                                         2%
COMMUNICATIONS                                         20%
INDUSTRIAL                                              9%

GALAXY II LARGE COMPANY INDEX FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            GALAXY LARGE CO
             S&P 500 INDEX    INDEX FUND
OCT 1, 91         10000         10000
3/92              14255         13539
3/93              15570         15526
3/94              16396         15683
3/95              19255         18048
3/96              25067         23787
3/97              31364         28383
3/98              44244         41806
3/99              53902         49395
3/00              61554         57893
9/00              58994         55944

*SINCE  INCEPTION  ON  10/1/90.  THE  S&P(REGISTRATION  MARK)  500  INDEX  IS AN
 UNMANAGED INDEX, WHICH DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES. AN INVESTOR CANNOT INVEST IN THE INDEX.

PORTFOLIO REVIEWS

GALAXY II
SMALL COMPANY INDEX FUND

BY G. JAY EVANS, CFA
PORTFOLIO MANAGER

     The Galaxy II Small Company Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of smaller-capitalization stocks as represented by the S&P(REGISTRATION MARK) 600 Index. By investing in smaller-capitalization stocks according to their representation in the S&P(REGISTRATION MARK) 600 Index, the Fund is also structured to deliver the same volatility and risk as the Index.
     For the six months ended September 30, 2000, the S&P(REGISTRATION MARK) 600 Index produced a total return of 4.35%. Over the same time the Galaxy II Small Company Index Fund returned 4.02% (after the deduction of operating expenses). The Fund's six-month performance represents a correlation coefficient of 99.96%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the period.

SMALL-CAP STOCKS OUTPERFORM
     Smaller companies are generally more oriented towards the domestic economy and are thought to be more flexible in responding to business opportunities. Although they are usually less sensitive to macroeconomic developments, small-cap stocks generally attract investors when economic confidence is rising. While the prices of small-cap stocks tend to be more volatile than the prices for large-cap stocks, volatility can be offset by the potential for higher total returns in small-cap stocks.
     Small-cap stocks far outpaced large-cap stocks during the six-month period ended September 2000, as the economy slowed and the need for further hikes in interest rates eased. With slower growth, there was also a heightened risk of earnings disappointment for many of the larger, high-expectation technology stocks. At the same time, a jump in oil prices weakened the economic prospects of the trading partners of U.S. multinational firms. Although small-cap stocks underperformed as the technology sector weakened early in the quarter, investors favored the apparently lower risk and better valuations of small-cap stocks in the months that followed.

ATTRACTIVE VALUATIONS

     If it looks like growth and inflation are sufficiently under control for the Fed to end the hikes in short-term interest rates, small-cap stocks could enjoy a sustainable rebound. The outperformance by small cap stocks in recent months suggests the potential for upward swings in one market sector to offset lesser performance in another. While pockets of overvaluation remain in some parts of the small-cap sector, most small-cap stocks could continue to benefit from valuations that are generally attractive versus other areas of the market.


GALAXY II SMALL COMPANY INDEX FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMMUNICATIONS                                          6%
CONSUMER STAPLES                                       22%
INDUSTRIAL                                             18%
FINANCE                                                13%
BASIC MATERIALS                                         2%
U.S. GOV'T OBLIGATION, REPURCHASE AGREEMENT AND
  NET OTHER ASSETS AND LIABILITIES                      3%
CONSUMER CYCLICAL                                      15%
TECHNOLOGY                                             13%
UTILITIES                                               3%
ENERGY                                                  5%


GALAXY II SMALL COMPANY INDEX FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          COMPOSITE SMALL
           COMPANY INDEX   S&P 600  GALAXY SMALL CO

10/1/90        10000        10000       10000
3/92           16338        15684       15833
3/93           19140        18487       18246
3/94           20100        21158       18915
3/95           21848        22435       20354
3/96           28559        30442       26632
3/97           30514        31586       29188
3/98           43830        46353       41220
3/99           35444        39727       33311
3/00           46325        48201       43479
9/00           48338        50821       45226

  SINCE INCEPTION ON 10/1/90. THE S&P(REGISTRATION MARK) 600 INDEX AND RUSSELL SPECIAL SMALL COMPANY(TRADE MARK) INDEX ARE EACH UNMANAGED INDICES, WHICH DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES. AN INVESTOR CANNOT INVEST IN THESE INDICES.
**TO SUPPLEMENT THE PERFORMANCE  COMPARISON,  THE FUND'S INVESTMENT  ADVISOR HAS
  COMPILED THIS BLENDED INDEX WHICH IS COMPRISED OF THE RUSSELL SPECIAL SMALL COMPANY(TRADE MARK) INDEX, THE FUND'S ORIGINAL BENCHMARK, FOR THE PERIOD FROM INCEPTION ON 10/1/90 THROUGH JUNE 30, 1997 AND THE S&P(REGISTRATION MARK) 600 INDEX, THE FUND'S CURRENT BENCHMARK, FROM JULY 1, 1997 TO PRESENT. THE FUND CHANGED ITS BENCHMARK INDEX ON JULY 1, 1997.

PORTFOLIO REVIEWS

GALAXY II UTILITY INDEX FUND

BY G. JAY EVANS, CFA
PORTFOLIO MANAGER

     The Galaxy II Utility Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of stocks as represented in the S&P(REGISTRATION MARK) Utilities Index. To this end, the Fund invests in publicly traded stocks according to their representation in the S&P(REGISTRATION
MARK) Utilities Index, the Fund is structured to deliver the same volatility and risk as the Index.
     For the six months ended September 30, 2000, the S&P(REGISTRATION MARK) Utilities Index produced a total return of 41.33%, and the Galaxy II Utility Index Fund had a total return of 41.30% (after the deduction of operating expenses). The Fund's six-month performance represents a correlation coefficient of 99.96%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the period.

UTILITIES OUTPERFORM STRONGLY
     Utility stocks have historically offered defensive characteristics that are desirable during periods of high market volatility. With strong yields, utilities have also performed well when short-term interest rates decline prior to economic expansions. Utility stocks will most likely remain defensive income vehicles despite significant industry changes resulting from deregulation. Several larger companies will now sell electric power, while others narrow their focus to regulated transmission and distribution. Change is also underway in telecommunications, as it moves toward deregulation and into new areas such as data transmission, cellular operations and the Internet.
     After underperforming other market sectors when interest rates were rising in 1999 and the first few months of 2000, utility stocks strongly outperformed during the reporting period. After the Fed raised interest rates at its May meeting, it looked like economic growth was slowing enough for the Fed to put further rate hikes on hold. Of added assistance were the exceptional strength of several individual energy stocks and the outstripping of the power supply in several areas due to a hiatus in new capacity. Utility stocks have also benefited from the excitement of several mergers in the industry.

A POSITIVE CLIMATE AHEAD
     We believe that power deregulation will eventually foster the construction of additional capacity. Until that occurs, however, the profit margins of many utility firms will continue to expand. An additional slowdown in economic growth that prompts a peak in interest rates could further benefit the interest-sensitive utility sector. Because of their defensive nature, utility stocks may also remain popular with investors if stock prices as a whole remain volatile.

GALAXY II UTILITY INDEX FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

UTILITIES                               70%
ENERGY                                  29%
NET OTHER ASSETS AND LIABILITIES         1%


GALAXY II UTILITY INDEX FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          COMPOSITE        S&P 600    GALAXY UTILITY
        UTILITY INDEX** UTILITY INDEX   INDEX FUND
1/5/93       10000          10000         10000
3/93         11034          10852         10985
3/94         10503          10762         10454
3/95         11083          11683         10941
3/96         14145          14330         13853
3/97         14533          14567         14332
3/98         20515          19780         19936
3/99         20206          21618         19631
3/00         21956          22400         21106
9/00         31031          30532         29823

* SINCE INCEPTION ON 1/5/93. THE S&P(REGISTRATION MARK) UTILITES INDEX AND RUSSELL 1000(TRADE MARK) UTILITY INDEX ARE EACH UNMANAGED INDICES, WHICH DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES. AN INVESTOR CANNOT INVEST IN THESE INDICES.
**TO SUPPLEMENT THE PERFORMANCE  COMPARISON,  THE FUND'S INVESTMENT  ADVISOR HAS
  COMPILED THIS BLENDED INDEX WHICH IS COMPRISED OF THE RUSSELL 1000(TRADE MARK) UTILITY INDEX, THE FUND'S ORIGINAL BENCHMARK, FOR THE PERIOD FROM INCEPTION ON 1/5/93 THROUGH JUNE 30, 1997 AND THE S&P(REGISTRATION MARK) UTILITIES INDEX, THE FUND'S CURRENT BENCHMARK, FROM JULY 1, 1997 TO PRESENT. THE FUND CHANGED ITS BENCHMARK INDEX ON JULY 1, 1997.

PORTFOLIO REVIEWS

[PHOTO OMITTED - DAVID LINDSEY]

[BEGIN SIDEBAR]
DAVID LINDSEY HAS MANAGED THE GALAXY II U.S. TREASURY INDEX FUND SINCE JULY 1994. HE HAS MANAGED FIXED-INCOME PORTFOLIOS FORFLEET INVESTMENT ADVISORS INC. SINCE 1986.
[END SIDEBAR]

GALAXY II U.S. TREASURY INDEX FUND

BY DAVID LINDSAY
PORTFOLIO MANAGER

     The Galaxy II U.S. Treasury Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of U.S. Treasury notes and bonds represented in the U.S. Treasury Index, an unmanaged index of U.S. Treasury securities. The Fund attempts to meet this objective by investing in U.S. Treasury notes and bonds according to their representation in the U.S. Treasury Index.
     For the six months ended September 30, 2000, the U.S. Treasury Index posted a total return of 4.16%, and the Galaxy II U.S. Treasury Index Fund had a total return of 4.08% (after deduction of operating expenses). This performance represents a correlation coefficient of 98.98%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the period.

A CHANGING ECONOMIC OUTLOOK

     Because Treasury bonds are highly liquid and backed by the full faith and credit of the U.S. Government, they usually appeal to investors during economic or market turbulence. With yields that are generally lower than other taxable issues, Treasuries are frequently less attractive in positive economic and market climates.
     After outperforming other bonds in the first quarter of 2000, as a further rise in interest rates raised new concerns about future economic growth, Treasury bonds outperformed by a slight margin in the second quarter. Besides the additional economic uncertainty at that time, Treasuries benefited from government buyback programs that reduced supplies of new and existing issues. With investors concerned that higher energy prices might boost inflation but interested in the relative value available in shorter maturities, the intermediate-term bonds where the Fund focuses its investments tended to outperform longer maturities.
     Treasuries underperformed other fixed-income sectors slightly in the third quarter, as investors focused on both the value available in non-Treasury issues and the likelihood that the Fed would achieve a "soft landing" for the economy. For the six-month period ended September 30, 2000, Treasuries and investment-grade corporates earned similar returns. The Fund continued to benefit in the third quarter from its emphasis on intermediate-term issues, which participated in most of the gain in bond prices. Throughout the period, we added positions in both longer-term intermediate and long maturities to reflect a lengthening in the average maturity of investments in the Fund's benchmark.

MARKET OUTLOOK FOR TREASURIES
     Yields on U.S.Treasury securities are a little low relative to those of bonds in other sectors. On the other hand, Treasuries are likely to be helped by an absence of the kinds of credit problems that can hurt some corporate bonds in a period of slowing growth. In addition, Treasuries should continue to benefit from the ongoing federal surplus, and the resulting paydowns and buy-backs of Government debt. The low relative yields and the positive factors cited above are likely to offset each and produce returns for Treasuries that are in line with those of other sectors. Given the relative safety of Treasuries, this is a favorable outlook for the sector.

GALAXY II U.S. TREASURY INDEX FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2000


                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. TREASURY NOTES                                            63%
U.S. TREASURY BONDS                                            35%
REPURCHASE AGREEMENT AND NET OTHER ASSETS AND LIABILITIES       2%

GALAXY II U.S. TREASURY INDEX FUND
GROWTH OF $10,000 INVESTMENT*


                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         SALOMON SMITH
      BARNEY U.S. TREASURY   GALAXY TREASURY
            INDEX              INDEX FUND
6/4/91      10000                10000
3/92        10932                10899
3/93        12474                12390
3/94        12810                12687
3/95        13362                13171
3/96        14764                14500
3/97        15388                15066
3/98        17264                16831
3/99        18419                17905
3/00        19099                18333
9/00        19894                19080

*SINCE INCEPTION ON 6/4/91. THE SALOMON SMITH BARNEY U.S. TREASURY INDEX IS AN
 UNMANAGED INDEX, WHICH DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES. AN INVESTOR CANNOT INVEST IN THE INDEX.

PORTFOLIO REVIEWS

[PHOTO OMITTED]

[BEGIN SIDEBAR]
GLENN MIGLIOZZI IS THE MANAGING DIRECTOR OF FIXED INCOME INVESTMENTS FOR FLEET INVESTMENT ADVISORS INC. HE IS ALSO A MEMBER OF FLEET'S TAX-EXEMPT INVESTMENT POLICY COMMITTEE, WHICH HAS MANAGED THE GALAXY II MUNICIPAL BOND FUND SINCE 1996.
[END SIDEBAR]

GALAXY II MUNICIPAL BOND FUND

BY GLEN MIGLIOZZI, CFA
MANAGING DIRECTOR, FIXED INCOME INVESTMENTS

     The Galaxy II Municipal Bond Fund seeks to provide a high level of income exempt from regular federal income tax that is consistent with prudent investment management and preservation of capital. Typically, the Fund invests substantially all of its assets in debt securities issued by state, local, and regional government agencies, and maintains an average maturity for its investments of 7 to 12 years.
     For the six months ended September 30, 2000, the Galaxy II Municipal Bond Fund earned a total return of 3.08% (after deduction of operating expenses). During the same time, intermediate municipal bond funds tracked by Lipper, Inc. had an average total return of 3.27%, the Lehman Brothers Seven-year Municipal Bond Index had a total return of 3.93%, and the Lehman Brothers Quality Intermediate Municipal Bond Index had a total return of 3.67%.

REDUCED SUPPLIES, HEALTHY DEMAND
     Municipal bonds performed well against taxable issues for most of the reporting period, benefiting from supplies that were about 20% below the levels of a year earlier and healthy demand from investors hoping to capitalize on the attractive prices and higher yields available in the municipal market. Returns for municipals with intermediate maturities, where the Fund concentrates its investments, generally outpaced the performance of other maturities.
     The Fund also benefited from our continued emphasis on higher-quality issues, which tend to outperform as investors grow more uncertain about where the economy will head. To take advantage of changes in the spreads between yields of different maturities, Fund investments were transformed from a "laddered" maturity structure to a more "barbelled" portfolio that gives greater emphasis to issues with maturities of two to three years and 12 to 15 years.

NEW OPPORTUNITIES
     In the final weeks of the reporting period, municipal prices weakened as corporate investors sold municipals to take advantage of expected opportunities from an increase in the supply of corporate bonds. While there may be additions to the supply of municipal bonds in coming months, we expect demand to be strong. At current prices, municipals should be quite appealing to investors.
     As always, the Fund will look for new purchasing opportunities that any near-term market weakness might bring. The plan is to continue emphasizing bonds with strong credit quality and higher coupons that can not be called in by their issuers before maturity if interest rates were to fall. Because we believe that intermediate term issues with longer maturities offer good value, and could outperform in months to come, we are now giving greater attention to these securities.

GALAXY II MUNICIPAL BOND FUND
GEOGRAPHICAL DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


EAST                                                    34%
MOUNTAIN                                                10%
PACIFIC                                                 13%
NORTH CENTRAL                                           14%
CASH EQUIVALENTS AND NET OTHER ASSETS AND LIABILITES     2%
SOUTH                                                   24%
OTHER TERRITORY                                          3%


GALAXY II MUNICIPAL BOND FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       LEHMAN BROTHERS      LEHMAN BROTHERS     GALAXY II
    QUALITY INTERMEDIATE      SEVEN-YEAR        MUNICIPAL
         BOND INDEX      MUNICIPAL BOND INDEX   BOND FUND
4/15/93     10000                10000            10000
3/94        10269                10235            10310
3/95        10933                10885            10857
3/96        11791                11762            11657
3/97        12325                12307            12141
3/98        13366                13419            13147
3/99        14141                14214            13831
3/00        14283                13960            13823
9/00        14807                14509            14249

*SINCE INCEPTION ON 4/15/93. THE LEHMAN BROTHERS SEVEN-YEAR MUNICIPAL BOND INDEX
 AND QUALITY INTERMEDIATE MUNICIPAL BOND INDEX ARE UNMANAGED INDICES, WHICH DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES. AN INVESTOR CANNOT INVEST IN THESE INDICES.

SHAREHOLDER INFORMATION

TRUSTEES
AND OFFICERS
Dwight E. Vicks, Jr.
CHAIRMAN AND TRUSTEE

John T. O'Neill
PRESIDENT, TREASURER
AND TRUSTEE

Louis DeThomasis,
F.S.C., Ph.D.
TRUSTEE

Donald B. Miller
TRUSTEE

James M. Seed
TRUSTEE

Bradford S. Wellman
TRUSTEE

William Greilich
VICE PRESIDENT

W. Bruce
McConnel, Esq.
SECRETARY

INVESTMENT ADVISOR
Fleet Investment
Advisors Inc.
75 State Street
Boston, MA
02109

DISTRIBUTOR
Provident Distributors, Inc.
3200 Horizon Drive
King of Prussia,
Pennsylvania 19406

ADMINISTRATOR
Fleet National Bank
50 Kennedy Plaza
Providence,
Rhode Island 02903-2305



For complete information, and before making an investment decision on any of the Funds of Galaxy Fund II, you should request a prospectus from Provident Distributors, Inc. by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). This report is submitted for the general information of shareholders of Galaxy II. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of Galaxy II, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION, OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


                        [GRAPHIC OMITTED: RECYCLE SYMBOL]

                   This report was printed on recycled paper.

LARGE COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

COMMON STOCKS - 99.29%


                COMMUNICATIONS - 20.12%

      8,500     Adaptec, Inc.*...................  $     170,000
     55,000     ADC Telecommunications, Inc.*....      1,478,984
     25,686     ALLTEL Corp......................      1,340,488
    187,370     America OnLine, Inc.*............     10,071,137
    306,060     American Telephone &
                Telegraph Corp. .................      8,990,514
      6,544     Andrew Corp.*....................        171,371
    153,419     BellSouth Corp...................      6,175,115
     14,855     Cabletron Systems, Inc.*.........        436,366
     11,470     CenturyTel, Inc..................        312,557
    567,328     Cisco Systems, Inc.*.............     31,344,872
     30,941     Clear Channel
                Communications, Inc. ............      1,748,166
     73,222     Comcast Corp., Class A*..........      2,997,526
     12,400     Comverse Technology, Inc.*.......      1,339,200
     22,508     Corning, Inc.....................      6,684,876
    169,495     Disney (Walt) Co.................      6,483,184
      7,173     Dow Jones & Co., Inc.............        433,966
     21,714     Gannett Co., Inc.................      1,150,842
     71,929     Global Crossing, Ltd.*...........      2,229,799
      5,874     Harcourt General, Inc............        346,566
     24,616     Interpublic Group of Cos., Inc...        838,482
     76,000     JDS Uniphase Corp.*..............      7,196,250
      6,312     Knight-Ridder, Inc...............        320,728
    265,653     Lucent Technologies, Inc.........      8,119,020
     15,875     McGraw-Hill Cos., Inc............      1,009,055
      4,112     Meredith Corp....................        121,304
    175,559     Motorola, Inc....................      4,959,542
     24,800     Network Appliance, Inc.*.........      3,158,900
     13,814     New York Times Co., Class A......        543,063
     61,870     Nextel Communications, Inc.,
                Class A* ........................      2,892,422
    241,648     Nortel Networks Corp.............     14,393,159
     14,466     Omnicom Group, Inc...............      1,055,114
     45,996     Palm, Inc.*......................      2,434,914
     60,400     QUALCOMM, Inc.*..................      4,303,500
    133,115     Qwest Communications
                International, Inc.*.............      6,397,839
    277,481     SBC Communications, Inc..........     13,874,050
    111,049     Schwab (Charles) Corp............      3,942,239
     12,980     Scientific-Atlanta, Inc..........        825,852
     35,566     Seagram Co., Ltd.................      2,042,822
     71,542     Sprint Corp......................      2,097,075
     74,660     Sprint PCS Group*................      2,617,766
     33,352     Tellabs, Inc.*...................      1,592,558
    107,349     Time Warner, Inc.................      8,400,059
     25,134     Tribune Co.......................      1,096,471
    221,884     Verizon Communications...........     10,747,506
    124,429     Viacom Inc., Class B*............      7,279,096
    233,495     WorldCom, Inc.*..................      7,092,411
     44,300     Yahoo!, Inc.*....................      4,031,300
      5,900     Young & Rubicam, Inc.............        292,050
                                                   -------------
                                                     207,580,076
                                                   -------------

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                Technology - 19.80%

      9,800     Adobe Systems, Inc...............  $   1,521,450
     24,920     Advanced Micro Devices, Inc.*....        588,735
     32,500     Altera Corp.*....................      1,551,875
     83,712     Amgen, Inc.*.....................      5,845,452
     28,800     Analog Devices, Inc.*............      2,377,800
     26,556     Apple Computer, Inc.*............        683,817
     65,906     Applied Materials, Inc.*.........      3,909,050
      4,717     Autodesk, Inc....................        119,694
     51,121     Automatic Data Processing, Inc...      3,418,717
     19,891     BMC Software, Inc.*..............        380,415
     12,100     Biogen, Inc.*....................        738,100
     17,500     Broadcom Corp. - Class A*........      4,265,625
     11,848     Ceridian Corp.*..................        332,485
     15,100     Citrix Systems, Inc.*............        302,944
    138,497     Compaq Computer Corp.............      3,819,747
     48,020     Computer Associates
                International, Inc. .............      1,209,504
     13,632     Computer Sciences Corp.*.........      1,012,176
     29,351     Compuware Corp.*.................        245,815
     17,700     Conexant Systems, Inc.*..........        741,188
    210,053     Dell Computer Corp.*.............      6,472,258
     37,946     Electronic Data Systems Corp.....      1,574,759
    176,948     EMC Corp.*.......................     17,539,971
     33,647     First Data Corp..................      1,314,336
     26,234     Gateway, Inc.*...................      1,226,440
     16,404     General Dynamics Corp............      1,030,376
     81,549     Hewlett-Packard Co...............      7,910,253
     24,263     IMS Health, Inc..................        503,457
    546,358     Intel Corp.......................     22,742,152
    144,554     International Business
                Machines Corp. ..................     16,262,325
     15,192     KLA-Tencorp Corp.*...............        625,721
     10,500     Lexmark International
                Group, Inc., Class A*............        393,750
     25,400     Linear Technology Corp...........      1,644,650
     34,848     Lockheed Martin Corp.............      1,148,590
     25,018     LSI Logic Corp.*.................        731,777
     23,000     Maxim Integrated Products, Inc.*.      1,850,063
      6,500     Mercury Interactive Corp.*.......      1,018,875
     45,232     Micron Technology, Inc.*.........      2,080,672
    429,189     Microsoft Corp.*.................     25,858,637
     14,355     National Semiconductor Corp.*....        577,789
      7,800     NCR Corp.*.......................        294,938
     26,852     Novell, Inc.*....................        266,842
     10,600     Novellus Systems, Inc.*..........        493,563
    231,548     Oracle Corp.*....................     18,234,405
     22,466     Parametric Technology Corp.*.....        245,722
     22,520     PeopleSoft, Inc.*................        629,153
     20,973     Pitney Bowes, Inc................        827,123
      9,600     Sapient Corp.*...................        390,600
     18,566     Seagate Technology, Inc.*........      1,281,054
     32,600     Siebel Systems, Inc..............      3,628,788
    129,362     Sun Microsystems, Inc.*..........     15,103,014
      1,213     SYNAVANT, Inc.*..................          8,112
     14,100     Teradyne, Inc.*..................        493,500
    133,428     Texas Instruments, Inc...........      6,296,134
     25,415     Unisys Corp.*....................        285,919
     38,386     United Technologies Corp.........      2,658,231
     31,900     Veritas Software Corp.*..........      4,529,800
     54,305     Xerox Corp.......................        817,969
     26,200     Xilinx, Inc.*....................      2,243,375
                                                   -------------
                                                     204,299,682
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE COMPANY INDEX FUND

SEPTEMBER 30, 2000 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                CONSUMER STAPLES - 17.28%

    126,393     Abbott Laboratories..............  $   6,011,567
      4,530     Alberto-Culver Co., Class B......        130,521
     34,518     Albertson's, Inc.................        724,878
     10,546     Allergan, Inc....................        890,478
      8,360     ALZA Corp.*......................        723,140
      5,273     American Greetings Corp., Class A         92,277
    106,395     American Home Products Corp......      6,017,967
     73,586     Anheuser-Busch Cos., Inc.........      3,113,608
     51,558     Archer-Daniels-Midland Co........        444,688
      9,171     Avery Dennison Corp..............        425,305
     19,336     Avon Products, Inc...............        790,359
      4,112     Bard (C.R.), Inc.................        173,732
      4,319     Bausch & Lomb, Inc...............        168,171
     23,623     Baxter International, Inc........      1,885,411
     20,589     Becton Dickinson & Co............        544,322
     22,433     Bestfoods........................      1,632,001
     14,469     Biomet, Inc......................        506,415
      7,990     Block (H&R), Inc.................        296,129
     33,256     Boston Scientific Corp.*.........        546,645
    160,843     Bristol-Myers Squibb Co..........      9,188,156
      5,582     Brown-Forman Corp., Class B......        305,614
     34,453     Campbell Soup Co.................        891,471
     22,472     Cardinal Health, Inc.............      1,981,749
     58,763     Cendant Corp.*...................        639,048
     19,136     Clorox Co........................        757,068
    201,838     Coca-Cola Co.....................     11,126,320
     34,248     Coca-Cola Enterprises, Inc.......        545,827
     47,036     Colgate-Palmolive Co.............      2,220,099
     40,126     ConAgra, Inc.....................        805,028
     12,500     Convergys Corp.*.................        485,937
      2,934     Coors (Adolph) Co., Class B......        185,392
      5,911     Deluxe Corp......................        120,067
      9,946     Donnelley (R.R.) & Sons Co.......        244,299
     13,157     Dun & Bradstreet Corp............        453,094
     10,613     Ecolab, Inc......................        382,731
     11,482     Equifax, Inc.....................        309,296
     12,884     Fortune Brands, Inc..............        341,426
     23,788     General Mills, Inc...............        844,474
     85,089     Gillette Co......................      2,627,123
      3,146     Great Atlantic &
                Pacific Tea Co., Inc. ...........         34,803
     24,989     Guidant Corp.*...................      1,766,410
     45,441     HCA-The Healthcare Co............      1,686,997
     31,470     HEALTHSOUTH Corp.*...............        255,694
     28,724     Heinz (H.J.) Co..................      1,064,583
     11,162     Hershey Foods Corp...............        604,143
     13,661     Humana, Inc.*....................        146,856
      8,426     International Flavors &
                Fragrances, Inc. ................        153,774
    113,412     Johnson & Johnson Co.............     10,653,640
     33,096     Kellogg Co.......................        800,509
     45,334     Kimberly-Clark Corp..............      2,530,204
     68,132     Kroger Co.*......................      1,537,228
     92,149     Lilly (Eli) & Co.................      7,475,588
      5,474     Mallinckrodt, Inc................        249,751
      8,337     Manor Care, Inc.*................        130,787


                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

     22,922     McKesson HBOC, Inc...............  $     700,554
     17,000     Medimmune, Inc.*.................      1,313,250
     97,632     Medtronic, Inc...................      5,058,558
    187,516     Merck & Co., Inc.................     13,958,222
     26,582     Nabisco Group Holdings Corp......        757,587
     30,228     Paychex, Inc.....................      1,586,970
    117,494     PepsiCo, Inc.....................      5,404,724
    513,371     Pfizer, Inc......................     23,069,609
    103,484     Pharmacia Corp...................      6,228,443
    186,515     Philip Morris Cos., Inc..........      5,490,535
    106,649     Procter & Gamble Co..............      7,145,483
     10,639     Quaker Oats Co...................        841,811
      9,400     Quintiles Transnational Corp.*...        149,812
     25,053     Ralston Purina Group.............        593,443
     40,520     Safeway, Inc.*...................      1,891,777
     70,902     Sara Lee Corp....................      1,440,197
    119,423     Schering-Plough Corp.............      5,553,169
      6,822     St. Jude Medical, Inc.*..........        347,922
     10,681     SuperValu, Inc...................        160,883
     27,205     Sysco Corp.......................      1,259,932
     25,533     Tenet Healthcare Corp............        928,763
      4,736     Tupperware Corp..................         85,248
     46,599     Unilever NV, New York Shares, ADR      2,248,402
     13,246     UnitedHealth Group, Inc..........      1,308,042
     13,223     UST, Inc.........................        302,476
      7,886     Watson Pharmaceuticals, Inc.*....        511,604
      5,100     Wellpoint Health Networks, Inc.*.        489,600
     11,775     Winn-Dixie Stores, Inc...........        169,266
      9,255     Wrigley (Wm.) Jr. Co.............        692,968
                                                   -------------
                                                     178,352,050
                                                   -------------

                FINANCE - 15.30%

     11,468     Aetna, Inc.......................        665,861
     21,600     AFLAC, Inc.......................      1,383,750
     60,746     Allstate Corp....................      2,110,923
    108,979     American Express Co..............      6,620,474
     20,289     American General Corp............      1,582,542
    188,618     American International
                Group, Inc. .....................     18,048,385
     32,060     AmSouth Bancorp..................        400,750
     20,858     AON Corp.........................        818,677
     59,360     Associates First Capital Corp....      2,255,680
    135,136     Bank of America Corp.............      7,077,748
     60,114     Bank of New York Co., Inc........      3,370,141
     93,536     Bank One Corp....................      3,612,828
     31,894     BB&T Corp........................        960,807
      8,977     Bear Stearns Cos., Inc...........        565,551
     15,977     Capital One Financial Corp.......      1,119,389
     17,955     Charter One Financial, Inc.......        437,653
    106,257     Chase Manhattan Corp.............      4,907,745
     14,234     Chubb Corp.......................      1,126,265
     13,321     CIGNA Corp.......................      1,390,712
     13,060     Cincinnati Financial Corp........        463,630
     21,400     CIT Group, Inc., Cl. A...........        374,500
    366,960     Citigroup, Inc...................     19,838,775
     12,714     Comerica, Inc....................        742,974


                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE COMPANY INDEX FUND

SEPTEMBER 30, 2000 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                FINANCE (CONTINUED)

     26,544     Conseco, Inc.....................  $     202,398
      9,243     Countrywide Credit
                Industries, Inc. ................        348,923
     82,206     Fannie Mae.......................      5,877,729
     37,928     Fifth Third Bancorp..............      2,043,371
     80,011     First Union Corp.................      2,575,354
     79,134     Firstar Corp.....................      1,770,623
     73,484     FleetBoston Financial Corp.......      2,865,876
     19,898     Franklin Resources, Inc..........        884,068
     56,688     Freddie Mac......................      3,064,695
     12,893     Golden West Financial Corp.......        691,387
     17,519     Hartford Financial
                Services Group, Inc. ............      1,277,792
     38,609     Household International, Inc.....      2,186,235
     19,866     Huntington Bancshares, Inc.......        291,782
      8,409     Jefferson-Pilot Corp.............        570,761
     35,497     KeyCorp..........................        898,518
      9,853     Lehman Brothers Holdings, Inc....      1,455,781
     15,614     Lincoln National Corp............        751,424
      8,059     Loews Corp.......................        671,919
     22,022     Marsh & McLennan Cos., Inc.......      2,923,421
      7,992     MBIA, Inc........................        568,431
     65,375     MBNA Corp........................      2,516,938
     40,048     Mellon Financial Corp............      1,857,226
     63,220     Merrill Lynch & Co., Inc.........      4,172,520
      8,632     MGIC Investment Corp.............        527,631
     13,197     Morgan (J.P) & Co................      2,156,060
     92,274     Morgan Stanley, Dean Witter & Co.      8,437,304
     49,394     National City Corp...............      1,092,842
     18,076     Northern Trust Corp..............      1,606,505
     11,150     Old Kent Financial Corp..........        322,653
     11,900     Paine Webber Group, Inc..........        810,688
     23,683     PNC Financial Services Group.....      1,539,395
      9,800     Price (T. Rowe) Associates, Inc..        459,988
      5,986     Progressive Corp.................        490,104
     11,566     Providian Financial Corp.........      1,468,882
     17,974     Regions Financial Corp...........        407,785
     10,442     Safeco Corp......................        284,545
     13,723     SouthTrust Corp..................        431,417
     17,335     St. Paul Cos., Inc...............        854,832
     13,134     State Street Corp................      1,707,420
     18,128     Stilwell Financial, Inc.*........        788,568
     14,386     Summit Bancorp...................        496,317
     24,655     SunTrust Banks, Inc..............      1,228,127
     23,056     Synovus Financial Corp...........        488,499
     10,451     Torchmark Corp...................        290,668
     61,273     U.S. Bancorp.....................      1,393,961
     11,040     Union Planters Corp..............        365,010
     19,656     UnumProvident Corp...............        535,626
     12,754     USA Education, Inc...............        614,583
     16,513     Wachovia Corp....................        936,081
     44,639     Washington Mutual Savings Bank...      1,777,190
    131,448     Wells Fargo & Co.................      6,038,393
                                                   -------------
                                                     157,894,006
                                                   -------------

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------


                INDUSTRIAL - 9.06%

     36,828     Agilent Technologies, Inc.*......  $   1,802,270
     15,400     Allied Waste Industries, Inc.*...        141,488
     15,800     American Power Conversion Corp.*.        303,163
      3,249     Armstrong Holdings, Inc..........         38,785
      2,415     Ball Corp........................         76,525
      4,298     Bemis Co., Inc...................        138,073
      6,941     Black & Decker Corp..............        237,295
     74,029     Boeing Co........................      4,663,827
      1,802     Briggs & Stratton Corp...........         68,138
     34,957     Burlington Northern
                Santa Fe Corp. ..................        753,760
     28,407     Caterpillar, Inc.................        958,736
      7,596     Cooper Industries, Inc...........        267,759
      4,963     Crane Co.........................        113,529
     10,392     Crown Cork & Seal Co., Inc.......        111,065
     17,851     CSX Corp.........................        389,375
      3,371     Cummins Engine Co., Inc..........        100,919
     11,529     Danaher Corp.....................        573,568
     19,051     Deere & Co.......................        633,446
     16,589     Dover Corp.......................        778,646
      6,223     Eastman Kodak Co.................        229,862
      5,889     Eaton Corp.......................        362,910
     34,834     Emerson Electric Co..............      2,333,878
     23,644     FedEx Corp.*.....................      1,048,375
      6,210     Fluor Corp.......................        186,300
      2,440     FMC Corp.*.......................        163,633
    806,990     General Electric Co..............     46,553,236
      8,789     Goodrich (B.F.) Co...............        344,419
     65,066     Honeywell International, Inc.....      2,317,976
     24,577     Illinois Tool Works, Inc.........      1,373,240
     13,145     Ingersoll-Rand Co................        445,287
      7,121     ITT Industries, Inc..............        230,987
      6,939     Johnson Controls, Inc............        369,068
     36,600     Masco Corp.......................        681,675
      4,900     McDermott International, Inc.....         53,900
      3,771     Millipore Corp...................        182,658
     32,290     Minnesota Mining &
                Manufacturing Co. ...............      2,942,426
     16,000     Molex, Inc.......................        871,000
      3,275     National Service Industries, Inc.         64,067
     31,198     Norfolk Southern Corp............        456,271
      5,679     Northrop Grumman Corp............        516,079
      4,507     Owens Corning, Inc...............         11,831
     11,914     Owens-Illinois, Inc.*............        110,205
     13,776     Pactiv Corp.*....................        154,119
     10,089     Pall Corp........................        201,149
      9,122     Parker-Hannifin Corp.............        307,868
     16,940     PE Corp. - PE Biosystems Group...      1,973,510
      3,988     PerkinElmer, Inc.................        416,248
      3,662     Polaroid Corp....................         49,208
     14,208     PPG Industries, Inc..............        563,880
     27,724     Raytheon Co., Class B............        788,401
     15,357     Rockwell International Corp......        464,549
      4,872     Ryder System, Inc................         89,828
     12,100     Sanmina Corp.*...................      1,132,863


                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE COMPANY INDEX FUND

SEPTEMBER 30, 2000 (UNAUDITED)


                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                INDUSTRIAL  (CONTINUED)

      6,831     Sealed Air Corp.*................  $     309,103
      4,739     Snap-On, Inc.....................        111,663
     48,624     Solectron Corp.*.................      2,242,782
      7,152     Stanley Works....................        164,943
      3,883     Tektronix, Inc...................        298,263
     11,732     Textron, Inc.....................        541,139
     14,128     Thermo Electron Corp.*...........        367,328
      4,712     Thomas & Betts Corp..............         82,166
      4,950     Timken Co........................         67,753
    137,672     Tyco International, Ltd..........      7,141,735
     20,169     Union Pacific Corp...............        784,070
      8,200     Vulcan Materials Co., Inc........        329,538
     50,608     Waste Management, Inc............        882,477
      7,057     Worthington Industries, Inc......         66,159
                                                   -------------
                                                      93,530,392
                                                   -------------

                CONSUMER CYCLICAL - 7.08%

     12,232     AMR Corp.*.......................        399,833
     10,897     AutoZone, Inc.*..................        247,226
     34,600     Bed, Bath & Beyond Inc.*.........        843,916
     16,700     Best Buy Co., Inc.*..............      1,062,537
      7,165     Brunswick Corp...................        130,761
     49,286     Carnival Corp....................      1,213,668
      4,835     Centex Corp......................        155,324
     16,600     Circuit City Stores-Circuit
                City Group.......................        381,800
      9,032     Consolidated Stores Corp.*.......        121,932
      5,987     Cooper Tire & Rubber Co..........         60,244
     36,440     Costco Wholesale Corp.*..........      1,273,122
     31,851     CVS Corp.........................      1,475,099
     12,448     Dana Corp........................        267,632
     10,039     Darden Restaurants, Inc..........        208,937
     45,941     Delphi Automotive Systems Corp...        694,858
      9,932     Delta Air Lines, Inc.............        440,732
      7,631     Dillards, Inc., Class A..........         81,079
     26,846     Dollar General Corp..............        449,670
     17,418     Federated Department
                Stores, Inc.* ...................        455,045
    152,897     Ford Motor Co....................      3,870,206
     69,406     Gap, Inc.........................      1,396,796
     43,594     General Motors Corp..............      2,833,610
     14,409     Genuine Parts Co.................        274,672
     12,709     Goodyear Tire & Rubber Co........        228,762
      7,681     Grainger (W.W.), Inc.............        202,106
     24,800     Harley-Davidson, Inc.............      1,187,300
      9,910     Harrah's Entertainment, Inc.*....        272,525
     14,018     Hasbro, Inc......................        160,331
     30,023     Hilton Hotels Corp...............        347,141
    188,687     Home Depot, Inc..................     10,012,204
      3,898     Kaufman & Broad Home Corp........        105,002
     39,250     Kmart Corp.*.....................        235,500
     26,550     Kohl's Corp.*....................      1,531,603
     16,000     Leggett & Platt, Inc.............        253,000
     35,008     Limited, Inc.....................        772,364
      4,443     Liz Claiborne, Inc...............        171,055
      3,245     Longs Drug Stores, Inc...........         62,061

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                CONSUMER CYCLICAL (CONTINUED)

     31,131     Lowe's Cos., Inc.................  $   1,397,004
     19,567     Marriott International, Inc.,
                Class A .........................        712,973
     34,741     Mattel, Inc......................        388,665
     27,152     May Department Stores Co.........        556,616
      6,361     Maytag Corp......................        197,589
    108,953     McDonald's Corp..................      3,289,019
      5,060     Navistar International Corp.*....        151,484
     21,763     Newell Rubbermaid, Inc...........        496,468
     22,315     NIKE, Inc., Class B..............        893,995
     10,972     Nordstrom, Inc...................        170,752
     25,800     Office Depot, Inc.*..............        201,562
      6,207     Paccar, Inc......................        230,047
     21,309     Penny (J.C.) Co., Inc............        251,713
      3,358     Pulte Corp.......................        110,814
     15,196     RadioShack Corp..................        982,041
      4,633     Reebok International, Ltd.*......         87,158
      2,646     Russell Corp.....................         42,005
     10,539     Sabre Group Holdings Corp........        304,972
     28,703     Sears, Roebuck & Co..............        930,551
     40,428     Southwest Airlines Co............        980,379
      1,473     Springs Industries, Inc..........         41,520
     39,534     Staples, Inc.*...................        560,889
     15,000     Starbucks Corp.*.................        600,937
     74,380     Target Corp......................      1,905,987
     11,800     Tiffany & Co.....................        455,037
     24,471     TJX Cos., Inc....................        550,597
     17,602     Toys 'R' Us, Inc.*...............        286,032
     11,997     Tricon Global Restaurants, Inc.*.        367,408
     10,072     TRW, Inc.........................        409,175
      5,440     U.S. Airways Group, Inc.*........        165,580
      9,274     VF Corp..........................        228,952
     10,576     Visteon Corp.....................        159,957
    363,568     Wal-Mart Stores, Inc.............     17,496,710
     82,235     Walgreen Co......................      3,119,790
      9,286     Wendy's International, Inc.......        186,300
      5,997     Whirlpool Corp...................        233,133
                                                   -------------
                                                      73,023,464
                                                   -------------

                ENERGY - 6.69%

      7,356     Amerada Hess Corp................        492,392
     19,744     Anadarko Petroleum Corp..........      1,312,186
      9,886     Apache Corp......................        584,510
     26,881     Baker Hughes, Inc................        997,957
     17,508     Burlington Resources, Inc........        644,513
     53,182     Chevron Corp.....................      4,533,765
     17,435     Coastal Corp.....................      1,292,369
      6,530     Columbia Energy Group............        463,630
     50,900     Conoco, Inc., Class B............      1,371,119
     18,900     El Paso Energy Corp..............      1,164,712
     59,690     Enron Corp.......................      5,230,336
    283,947     Exxon Mobil Corp.................     25,306,776
     36,224     Halliburton Co...................      1,772,712
      7,647     Kerr-McGee Corp..................        506,614
     30,069     Occidental Petroleum Corp........        655,880

                       See Notes to Financial Statements.

LARGE COMPANY INDEX FUND

SEPTEMBER 30, 2000 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                ENERGY  (CONTINUED)

     20,714     Phillips Petroleum Co............  $   1,299,803
      7,619     Rowan Cos., Inc.*................        220,951
    174,874     Royal Dutch Petroleum Co., ADR...     10,481,510
     46,453     Schlumberger, Ltd................      3,823,663
      7,180     Sunoco, Inc......................        193,411
     45,018     Texaco, Inc......................      2,363,445
     11,800     Tosco Corp.......................        368,012
     17,135     Transocean Sedco Forex, Inc......      1,004,539
     19,756     Unocal Corp......................        700,103
     25,409     USX-Marathon Group, Inc..........        720,980
     35,981     Williams Cos., Inc...............      1,520,197
                                                   -------------
                                                      69,026,085
                                                   -------------

                UTILITIES - 2.26%

     34,724     AES Corp.*.......................      2,378,594
     11,141     Ameren Corp......................        466,529
     26,260     American Electric Power Co., Inc.      1,027,423
     13,003     C P & L Energy, Inc..............        542,063
     12,914     Cinergy Corp.....................        426,969
      8,950     CMS Energy Corp..................        241,091
     17,321     Consolidated Edison, Inc.........        591,079
     12,192     Constellation Energy Group, Inc..        606,552
     19,369     Dominion Resources, Inc..........      1,124,613
     11,578     DTE Energy Co....................        442,859
     29,917     Duke Energy Corp.................      2,565,383
      2,281     Eastern Enterprises..............        145,556
     27,093     Edison International.............        523,234
     18,775     Entergy Corp.....................        699,369
     18,841     FirstEnergy Corp.................        507,529
      8,000     Florida Progress Corp............        423,500
     14,522     FPL Group, Inc...................        954,822
      9,913     GPU, Inc.........................        321,553
     14,043     Niagara Mohawk Holdings, Inc.*...        221,177
      3,800     NICOR, Inc.......................        137,513
      2,326     Oneok, Inc.......................         92,459
     13,781     PECO Energy Co...................        834,612
      2,843     Peoples Energy Corp..............         94,885
     31,398     PG & E Corp......................        759,439
      6,950     Pinnacle West Capital Corp.......        353,581
     11,797     PPL Corp.........................        492,525
     17,590     Public Service Enterprise
                Group, Inc. .....................        786,053
     24,127     Reliant Energy, Inc..............      1,121,906
     16,640     Sempra Energy....................        346,320
     52,855     Southern Co......................      1,714,484
     21,521     TXU Corp.........................        852,770
     14,467     Unicom Corp......................        812,865
     27,440     Xcel Energy, Inc.................        754,600
                                                   -------------
                                                      23,363,907
                                                   -------------

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                BASIC MATERIALS - 1.70%

     18,715     Air Products & Chemicals, Inc....  $     673,740
     17,798     Alcan Aluminum, Ltd..............        515,030
     70,506     Alcoa, Inc.......................      1,784,683
      6,791     Allegheny Technologies, Inc......        123,087
      5,698     Ashland, Inc.....................        191,951
     32,282     Barrick Gold Corp................        492,300
     10,725     Bethlehem Steel Corp.*...........         32,175
      4,629     Boise Cascade Corp...............        122,958
     55,140     Dow Chemical Co..................      1,375,054
     85,424     du Pont (E.I.) deNemours & Co....      3,539,757
     25,287     Eastman Chemical Co..............      1,033,606
     10,363     Engelhard Corp...................        168,399
     16,770     Fort James Corp..................        512,533
     13,063     Freeport-McMoran
                Copper & Gold, Inc., Class B*....        115,118
     13,912     Georgia-Pacific Group............        326,932
      5,500     Grace (W.R.) & Co.*..............         37,812
      4,425     Great Lakes Chemical Corp........        129,708
      8,698     Hercules, Inc....................        122,859
     21,248     Homestake Mining Co..............        110,224
     14,845     Inco, Ltd.*......................        239,376
     39,439     International Paper Co...........      1,131,406
      8,439     Louisiana-Pacific Corp...........         77,533
      8,412     Mead Corp........................        196,630
     13,666     Newmont Mining Corp..............        232,322
      6,949     Nucor Corp.......................        209,339
      6,369     Phelps Dodge Corp................        265,906
     26,685     Placer Dome, Inc.................        251,840
      2,325     Potlatch Corp....................         73,528
     12,813     Praxair, Inc.....................        478,886
     17,777     Rohm & Haas Co...................        516,644
     13,381     Sherwin-Williams Co..............        286,019
      6,909     Sigma Aldrich Corp...............        227,997
      4,231     Temple-Inland, Inc...............        160,249
     11,013     Union Carbide Corp...............        415,741
      7,249     USX-U.S. Steel Group, Inc........        110,094
      8,201     Westvaco Corp....................        218,864
     18,993     Weyerhaeuser Co..................        766,842
      9,038     Willamette Industries, Inc.......        253,064
                                                   -------------
                                                      17,520,206
                                                   -------------
                TOTAL COMMON STOCKS .............  1,024,589,868
                                                   -------------
                (Cost $642,272,706)


                       See Notes to Financial Statements.

LARGE COMPANY INDEX FUND

SEPTEMBER 30, 2000 (UNAUDITED)

                                                         MARKET
  PAR VALUE                                               VALUE
  ---------                                              ------

U.S. GOVERNMENT OBLIGATIONS (A) - 0.25%


                U.S. TREASURY BILLS (B) - 0.25%

 $2,000,000     5.62%, 03/01/01.................. $    1,949,750
    700,000     5.85%, 03/01/01..................        682,413
                                                   -------------
                                                       2,632,163
                                                   -------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS      2,632,163
                                                   -------------
                (Cost $2,635,697)

REPURCHASE AGREEMENT  - 0.64%

  6,581,000     Repurchase Agreement with:
                State Street Bank
                6.43%, Due 10/02/2000
                dated 09/29/2000
                Repurchase Price $6,584,526
                (Collateralized by U.S.
                Treasury Note
                5.75%, Due 06/30/2001
                Total Par $6,650,000
                Market Value $6,716,500).........      6,581,000
                                                   -------------

                TOTAL REPURCHASE AGREEMENT ......      6,581,000
                                                   -------------
                (Cost $6,581,000)

TOTAL INVESTMENTS - 100.18%......................  1,033,803,031
                                                   -------------
(Cost $651,489,403)

NET OTHER ASSTS AND LIABILITIES - (0.18)%........     (1,831,928)
                                                   -------------
NET ASSETS - 100.00%............................. $1,031,971,103
                                                   =============

- -----------------------------------
*    Non-income producing security.
ADR  American Depositary Receipt.
(A)  Discount yield at time of purchase.
(B)  Securities have been deposited as initial margin on open futures contracts.

At September 30, 2000, the Fund's open futures contracts were as follows:

  Number of    Contract    Expiration     Opening       Current
  Contracts      Type         Date       Position     Market Value
 ----------    ----------  ----------    ----------   ----------
     17         S&P 500      Dec-00      $6,402,245   $6,178,225
      6         S&P 500      Mar-01       2,328,510    2,213,250
                                         ----------   ----------
                                         $8,730,755   $8,391,475
                                         ==========   ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

COMMON STOCKS - 97.44%


                Consumer Staples - 22.05%

     14,100     Aaron Rents, Inc.................  $     181,537
     15,900     ABM Industries, Inc..............        432,281
     14,700     ADAC Laboratories*...............        305,944
      9,600     Administaff, Inc.*...............        726,720
     17,900     Advance Paradigm, Inc.*..........        755,156
     42,600     Advanced Tissue Sciences, Inc.*..        316,837
      7,200     Agribrands International, Inc.*..        314,100
     33,600     Alliance Pharmaceutical Corp.*...        512,400
     28,300     Alpharma, Inc., Class A..........      1,729,837
     13,000     American Italian Pasta Co.,
                Class A* ........................        249,437
     24,500     Barr Laboratories, Inc.*.........      1,624,656
     14,000     Beringer Wine Estates
                Holdings, Inc.* .................        777,875
     30,100     Billing Concepts Corp.*..........         95,944
     24,400     Bindley Western Industries.......        780,800
     38,700     Bio-Technology General Corp.*....        442,631
     16,600     Biomatrix, Inc.*.................        290,500
     26,300     Bowne & Co., Inc.................        256,425
     13,600     CDI Corp.*.......................        217,600
     26,000     Central Parking Corp.............        515,125
     24,100     Cephalon, Inc.*..................      1,168,850
      7,100     Chemed Corp......................        225,869
     47,300     Chiquita Brands
                International, Inc. .............        147,812
      6,200     Coca-Cola Bottling Co............        260,012
     10,900     CONMED Corp.*....................        149,194
     10,100     Consolidated Graphics, Inc. *....        118,675
     12,800     Constellation Brands, Inc.,
                Class A*  .......................        695,200
     10,000     Cooper Cos., Inc.................        353,750
     37,600     Cor Therapeutics, Inc.*..........      2,342,950
     25,000     Corn Products International, Inc.        568,750
     41,700     Coventry Health Care, Inc.*......        630,712
      6,200     CPI Corp.........................        131,750
      6,300     Curative Health Services, Inc.*..         34,256
     18,300     Cygnus, Inc.*....................        201,300
     10,600     Datascope Corp...................        355,100
     27,300     Delta & Pine Land Co.............        701,269
      9,700     Diagnostic Products Corp.........        520,162
     31,700     DiMon, Inc.......................        103,025
     31,500     Dura Pharmaceuticals, Inc.*......      1,114,312
     30,200     Earthgrains Co...................        556,812
     21,000     Edgewater Technology, Inc.*......        110,250
     27,000     Elan Corp. Plc*..................         26,156
     18,000     Enzo Biochem, Inc.*..............        873,000
     10,700     F.Y.I., Inc.*....................        399,912
     27,900     Fleming Cos., Inc................        364,444
     22,800     Fossil, Inc.*....................        303,525
     14,600     Franklin Covey Co.*..............        106,762
     20,700     Hain Celestial Group, Inc.*......        727,087
     13,600     Hanger Orthopedic Group, Inc.*...         51,000
     20,200     Harland (John H.) Co.............        309,312
     13,700     Heidrick & Struggles, Inc.*......        703,837
     10,900     Hologic, Inc.*...................         81,069
     47,000     Hooper Holmes, Inc...............        446,970

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                CONSUMER STAPLES (C0NTINUED)

     25,200     IDEXX Laboratories, Inc.*........  $     674,100
     19,500     Immune Response Corp.*...........        134,062
      8,200     Insurance Auto Auctions, Inc.*...        132,737
     21,400     Invacare Corp....................        687,475
      6,300     J & J Snack Foods Corp.*.........         81,506
     30,400     Labor Ready, Inc.*...............        127,300
     18,000     Laser Vision Centers, Inc.*......         78,187
     15,000     MAXIMUS, Inc.*...................        331,875
     20,900     Medicis Pharmaceutical Corp.,
                Class A*  .......................      1,285,350
     11,500     MemberWorks, Inc.*...............        378,062
     17,300     Mentor Corp......................        272,475
     14,000     Michael Foods, Inc...............        327,250
     34,400     MID Atlantic Medical
                Services, Inc.*  ................        520,300
     11,100     Midas, Inc.......................        155,400
      8,100     Nash Finch Co....................         84,544
      4,200     Nashua Corp.*....................         35,437
     12,100     Nature's Sunshine Products, Inc..         89,994
     47,800     NBTY, Inc.*......................        312,194
      9,600     New England Business
                Service, Inc. ...................        174,000
     15,500     Noven Pharmaceuticals, Inc.*.....        662,625
     15,700     On Assignment, Inc.*.............        492,587
     24,200     Organogenesis, Inc.*.............        355,740
     34,400     Orthodontic Centers of
                America, Inc.*  .................      1,145,950
     10,100     Osteotech, Inc.*.................         96,581
     18,000     PARAEXEL International Corp.*....        153,000
     47,900     Patterson Dental Co.*............      1,077,750
     11,200     Pediatrix Medical Group, Inc.*...        144,900
      9,800     Performance Food Group Co.*......        368,725
     17,700     Pharmaceutical Product
                Development, Inc.*...............        470,156
     26,000     Plexus Corp.*....................      1,833,000
     17,500     PolyMedica Corp.*................        750,312
     16,000     Pre-Paid Legal Services, Inc.*...        517,000
     15,800     Priority Healthcare Corp.,
                Class B* ........................      1,204,750
     35,300     Profit Recovery Group
                International, Inc.*  ...........        348,587
     27,800     Protein Design Labs, Inc.*.......      3,349,900
     21,200     Ralcorp Holdings, Inc.*..........        299,450
     24,900     Regeneron Pharmaceuticals, Inc.*.        812,362
     32,100     Renal Care Group, Inc.*..........        597,862
     21,700     ResMed, Inc.*....................        678,125
     20,900     Respironics, Inc.*...............        348,769
     14,500     Russ Berrie & Co., Inc...........        286,375
     19,900     Scotts Co., Class A*.............        666,650
     19,200     Sierra Health Services, Inc.*....         90,000
     40,100     Smithfield Foods, Inc.*..........      1,052,625
     17,700     Sola International, Inc.*........        113,944
      6,800     Spacelabs Medical, Inc.*.........         67,150
     45,400     Spherion Corp.*..................        541,962
     10,000     Startek Inc.*....................        290,000
     15,800     Sunrise Medical, Inc.*...........         94,800
     16,900     Syncor International Corp.*......        622,131
     14,600     Techne Corp.*....................      1,635,200
     15,800     The Kroll-O'Gara Co.*............         94,800
     21,000     Theragenics Corp.*...............        136,500
     17,000     Triarc Cos., Inc.*...............        418,625


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

SEPTEMBER 30, 2000 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------


                CONSUMER STAPLES (C0NTINUED)

     64,700     U.S. Oncology, Inc.*.............  $     293,172
     13,000     United Natural Foods, Inc.*......        160,875
     21,400     Universal Health
                Services, Inc., Class B*   ......      1,832,375
     22,200     Varian Medical Systems, Inc.*....      1,003,162
     37,300     Vertex Pharmaceuticals, Inc.*....      3,151,850
      8,800     Vital Signs, Inc.................        233,200
     10,700     Volt Information Sciences, Inc.*.        230,050
     12,100     Wesley Jessen VisionCare, Inc.*..        465,094
     18,500     Whole Foods Market, Inc.*........        993,219
                                                   -------------
                                                      61,473,027
                                                   -------------

                INDUSTRIAL - 18.26%

     19,075     Aeroflex, Inc.*..................        927,522
      6,300     Amcast Industrial Corp...........         59,456
     23,000     American Freightways Corp.*......        365,125
      9,100     Analogic Corp....................        349,781
     19,700     Apogee Enterprises, Inc..........        112,044
     14,400     Applied Industrial
                Technologies, Inc.  .............        249,300
     25,600     AptarGroup, Inc..................        612,800
     27,800     APW, Ltd.*.......................      1,355,250
     14,100     Arkansas Best Corp.*.............        216,788
     26,500     Artesyn Technologies, Inc.*......        771,813
     13,700     Astec Industries, Inc.*..........        149,844
     24,200     Baldor Electric Co...............        491,563
     13,100     Barnes Group, Inc................        240,713
     17,300     Belden, Inc......................        408,713
     13,500     Benchmark Electronics, Inc.*.....        702,000
     19,500     BMC Industries, Inc..............        134,063
     16,100     Brady Corp., Class A.............        487,025
      4,700     Butler Manufacturing Co..........        107,806
     18,500     C&D Technologies, Inc............      1,049,875
     30,450     Cable Design Technologies Corp.*.        740,316
     10,000     Castle (A.M.) & Co...............         96,250
     21,500     Checkpoint Systems, Inc.*........        162,594
     12,500     Circle International Group, Inc..        378,125
     17,300     Clarcor, Inc.....................        337,350
     30,600     Cognex Corp.*....................      1,206,788
     18,900     Coherent, Inc.*..................      1,285,200
     14,400     Cohu, Inc........................        220,500
     10,100     Commercial Metals Co.............        257,550
     12,100     Cross (A.T.) Co., Class A*.......         65,038
     19,800     CTS Corp.........................      1,002,375
     11,600     CUNO, Inc.*......................        258,100
     15,700     Dionex Corp.*....................        433,713
     27,700     Dycom Industries, Inc.*..........      1,153,013
     20,400     EGL, Inc.*.......................        617,100
     13,900     Elcor Corp.......................        201,550
     19,000     Electro Scientific
                Industries, Inc.*  ..............        667,375
     12,300     Esterline Technologies Corp.*....        242,156
     36,200     Expeditors International
                of Washington, Inc...............      1,631,263
     13,200     Florida Rock Industries..........        520,575
     10,500     Flow International Corp.*........        114,188
     14,900     Forward Air Corp.*...............        524,294
     29,000     Foster Wheeler Corp..............        210,250

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                INDUSTRIAL (CONTINUED)

     26,100     Fritz Cos., Inc.*................  $     313,200
     11,600     Frozen Food Express
                Industries, Inc.*  ..............         29,725
     10,900     Gardner Denver, Inc.*............        177,125
      4,216     General Electric Co..............        243,211
     52,500     Gentex Corp.*....................      1,312,500
     15,800     Gerber Scientific, Inc...........        136,275
     14,400     Graco, Inc.......................        464,400
     21,200     Griffon Corp.*...................        160,325
     18,000     Heartland Express, Inc.*.........        312,750
     16,100     Helix Technology Corp............        480,988
     21,100     IDEX Corp........................        589,481
     11,000     IMCO Recycling, Inc..............         66,000
     10,500     Innovex, Inc.....................        143,063
     17,700     Insituform Technologies,
                Inc., Class A*  .................        595,163
      6,000     Insteel Industries, Inc..........         24,375
      9,676     Intermagnetics General Corp.*....        257,624
     18,100     Intermet Corp....................        131,225
     11,500     Ionics, Inc.*....................        245,094
     10,700     Itron, Inc.*.....................         65,538
     31,600     JLG Industries, Inc..............        385,125
     61,800     KEMET Corp.*.....................      1,707,225
     20,000     Kent Electronics Corp.*..........        477,500
     17,400     Kirby Corp.*.....................        341,475
     34,300     Kulicke & Soffa
                Industries, Inc.* ...............        456,619
      6,400     Landstar System, Inc.*...........        285,600
      7,100     Lawson Products, Inc.............        171,731
     40,900     Lennox International, Inc........        383,438
      8,800     Lindsay Manufacturing Co.........        163,900
     11,200     Lydall, Inc.*....................        128,100
      8,300     M.S. Carriers, Inc.*.............        129,688
     17,600     Manitowoc Co., Inc...............        338,800
     31,700     MascoTech, Inc...................        525,031
     25,300     Methode Electronics, Inc.,
                Class A .........................      1,121,106
     25,400     Milacron, Inc....................        338,138
     24,500     Mueller Industries, Inc.*........        549,719
     15,500     Myers Industries, Inc............        196,656
     15,000     Offshore Logistics, Inc.*........        268,125
      7,400     Park Electrochemical Corp........        411,625
     32,400     Paxar Corp.*.....................        289,575
     68,700     PolyOne Corp.....................        502,369
     10,000     Quanex Corp......................        190,625
     14,900     Regal Beloit Corp................        252,704
      8,400     Republic Group, Inc..............        154,350
     13,800     Roadway Express, Inc.............        247,538
      7,800     Robbins & Myers, Inc.............        184,275
     24,400     Robotic Vision Systems, Inc.*....        145,638
     41,500     Rollins Truck Leasing Corp.......        261,969
     21,600     Roper Industries, Inc............        716,850
     12,100     Scott Technologies, Inc.*........        214,397
     12,700     Shaw Group, Inc.*................        895,350
      8,600     Simpson Manufacturing Co., Inc.*.        384,313
     24,100     SLI, Inc.........................        176,231
     16,700     Smith (A.O.) Corp................        209,794
     13,600     Specialty Equipment Cos., Inc.*..        335,750
     21,100     Speedfam-IPEC, Inc.*.............        241,331


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

SEPTEMBER 30, 2000 (UNAUDITED)
                                                        MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                INDUSTRIAL (CONTINUED)

      9,000     SPS Technologies, Inc.*..........  $     436,500
     11,100     Standard Microsystems Corp.*.....        242,119
      8,900     Standex International Corp.......        171,881
     19,100     Sturm Ruger & Co., Inc...........        156,381
     11,600     Technitrol, Inc..................      1,171,600
     27,800     TetraTech, Inc.*.................        794,038
     15,000     Texas Industries, Inc............        478,125
     11,000     Thomas Industries, Inc...........        222,750
     27,000     Tredegar Corp....................        467,438
     16,300     Trimble Navigator, Ltd.*.........        364,713
     14,300     Universal Forest Products, Inc...        163,333
     11,400     URS Corp.*.......................        151,050
     18,900     USFreightways Corp...............        428,794
     24,500     Valence Technology, Inc.*........        422,625
     16,500     Valmont Industries, Inc..........        327,938
     30,200     Vicor Corp.*.....................      1,638,350
     37,200     Washington Group
                International, Inc.*  ...........        425,475
     18,800     Watts Industries Inc., Class A...        188,000
     33,500     Werner Enterprises, Inc..........        393,625
      8,600     Wolverine Tube, Inc.*............        127,925
     15,100     X-Rite, Inc......................        132,125
     18,000     Yellow Corp.*....................        272,250
     22,400     Zebra Technologies Corp.,
                Class A* ........................      1,076,600
                                                   -------------
                                                      50,901,501
                                                   -------------

                CONSUMER CYCLICAL - 14.85%

     23,833     99 Cents Only Stores*............      1,196,119
     11,600     Action Performance Cos., Inc.*...         39,875
     20,700     Ames Department Stores, Inc.*....        119,672
      8,200     Anchor Gaming*...................        652,412
      6,200     Angelica Corp....................         60,062
     22,400     AnnTaylor Stores Corp.*..........        861,000
     18,900     Applebee's International, Inc....        434,700
     16,300     Applica, Inc.*...................        100,856
     17,800     Arctic Cat, Inc..................        224,725
      9,600     Ashworth, Inc.*..................         75,600
     15,000     Atlantic Coast Airlines
                Holdings, Inc.* .................        482,812
     29,600     Aztar Corp.*.....................        455,100
     10,000     Baker (J.), Inc..................         45,000
      8,400     Bassett Furniture
                Industries, Inc. ................        119,175
     12,900     Books-A-Million, Inc.*...........         33,862
     39,500     Brightpoint, Inc.*...............        198,734
     13,000     Brown Shoe Co., Inc..............        119,437
      9,100     Building Materials Holding Corp.*         80,762
     26,800     Burlington Coat Factory
                Warehouse Corp. .................        383,575
     35,800     Casey's General Stores, Inc......        465,400
     18,400     Cash America International, Inc..        134,550
     18,800     Cato Corp., Class A..............        235,000
     19,100     CEC Entertainment, Inc.*.........        611,200
     33,600     Champion Enterprises, Inc.*......        142,800
     12,300     Chico's FAS, Inc.*...............        418,200
     35,900     CKE Restaurants, Inc.............        109,944
     11,100     Coachmen Industries, Inc.........        115,856
     18,100     Cone Mills Corp.*................         81,450

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------


                CONSUMER CYCLICAL (CONTINUED)

     20,800     Consolidated Products, Inc.*.....  $     166,400
     38,300     Copart, Inc.*....................        531,412
     14,600     Cost Plus, Inc.*.................        439,825
     47,960     D.R. Horton, Inc.................        824,312
      4,100     Damark International, Inc.,
                Class A* ........................         50,225
     10,300     Department 56, Inc.*.............        135,831
     11,900     Discount Auto Parts, Inc.*.......         91,481
     13,000     Dress Barn, Inc.*................        273,000
      9,600     Enesco Group, Inc................         56,400
     28,100     Ethan Allen Interiors, Inc.......        795,581
      8,800     Factory 2-U Stores, Inc.*........        268,950
     25,200     Fedders Corp.....................         97,650
     23,300     Fleetwood Enterprises, Inc.......        316,006
     14,000     Footstar, Inc.*..................        452,375
     14,600     G & K Services, Inc., Class A....        409,712
      5,600     GC Cos., Inc.*...................         16,800
     23,600     Goody's Family Clothing, Inc.*...         92,925
      9,000     Gottschalks, Inc.*...............         55,125
     27,300     Great Atlantic & Pacific
                Tea Co., Inc. ...................        302,006
     15,900     Group 1 Automotive, Inc.*........        172,912
     13,700     Guilford Mills, Inc..............         25,687
      4,700     Haggar Corp......................         58,750
     13,300     Hancock Fabrics, Inc.............         66,500
     24,200     Harman International
                Industries, Inc. ................        946,220
     20,800     Hartmarx Corp.*..................         62,400
      7,200     Huffy Corp.......................         75,600
     16,700     Hughes Supply, Inc...............        327,654
     14,200     IHOP Corp.*......................        271,575
     28,350     Insight Enterprises, Inc.*.......        772,537
     36,900     Interface, Inc...................        294,047
     27,200     Jack in the Box, Inc.*...........        583,100
     13,400     JAKKS Pacific, Inc.*.............        126,044
     12,800     Jo-Ann Stores, Inc., Class A*....         92,800
      7,400     K-Swiss, Inc., Class A...........        166,500
     12,800     K2, Inc.*........................        114,400
     17,000     Kellwood Co......................        310,250
     43,700     La-Z-Boy, Inc....................        636,381
     17,700     Landry's Seafood
                Restaurants, Inc. ...............        120,581
     10,800     Libbey, Inc......................        336,150
      6,400     Lillian Vernon Corp..............         62,400
     28,300     Linens 'N Things, Inc.*..........        721,650
     15,900     Luby's, Inc......................         84,469
     14,000     Mayor's Jewelers, Inc.*..........         52,500
     15,300     MDC Holdings, Inc................        397,800
     23,100     Mesa Air Group, Inc.*............        126,328
     23,600     Michaels Stores, Inc.*...........        944,000
     10,000     Midwest Express Holdings, Inc.*..        201,250
     13,400     Monaco Coach Corp.*..............        221,100
      8,300     Morrison Management
                Specialists, Inc. ...............        245,265
      5,000     National Presto Industries, Inc..        149,687
     22,200     Nautica Enterprises, Inc.*.......        287,212
      6,600     NVR, Inc.*.......................        534,600
     36,300     O'Reilly Automotive, Inc.*.......        530,887
      8,800     Oshkosh B'Gosh, Inc., Class A....        133,925


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

SEPTEMBER 30, 2000 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                CONSUMER CYCLICAL (CONTINUED)

     11,800     Oshkosh Truck Corp...............  $     457,250
     23,400     Owens & Minor, Inc...............        368,550
      5,400     Oxford Industries, Inc...........         96,525
     22,500     Pacific Sunwear of
                California, Inc.*  ..............        421,875
      8,700     Panera Bread Co.*................        181,612
     17,200     Pegasus Solutions, Inc.*.........        336,475
     37,800     Pep Boys-Manny, Moe, & Jack......        189,000
     19,400     Phillips-Van Heusen Corp.........        200,062
     67,600     Pier 1 Imports, Inc..............        916,825
     18,100     Pinnacle Entertainment, Inc.*....        393,675
     17,000     Polaris Industries, Inc..........        599,250
     31,900     Prime Hospitality Corp.*.........        322,987
     15,900     Quiksilver, Inc.*................        306,075
     29,000     Regis Corp.......................        435,000
     11,200     Royal Appliance
                Manufacturing Co.*  .............         66,500
     43,800     Ruby Tuesday, Inc................        492,750
     23,100     Ryan's Family Steakhouses, Inc.*.        177,581
      9,300     Ryland Group, Inc................        288,300
      8,100     Salton, Inc.*....................        261,731
     12,400     School Specialty, Inc.*..........        264,275
     12,100     SCP Pool Corp.*..................        358,462
     21,000     Shopko Stores, Inc.*.............        217,875
     12,700     Simpson Industries, Inc..........        155,575
      6,200     Skyline Corp.....................        132,137
     19,400     SkyWest, Inc.....................        994,250
     12,700     Sonic Corp.*.....................        400,050
      8,400     Spartan Motors, Inc..............         26,250
      8,600     Standard Motor Products, Inc.....         68,800
     20,400     Standard-Pacific Corp............        367,200
     30,700     Stein Mart, Inc.*................        331,944
     30,800     Stride Rite Corp.................        155,925
      8,300     Taco Cabana, Class A*............         35,794
     15,100     TBC Corp.*.......................         73,612
     24,200     Tenneco Automotive, Inc..........        125,537
     25,800     The Bombay Company, Inc.*........         62,887
     21,800     The Cheesecake Factory, Inc.*....        942,850
      8,200     The Dixie Group, Inc.*...........         31,775
     17,400     The Gymboree Corp.*..............         94,612
     21,000     The Marcus Corp..................        220,500
     29,700     The Men's Wearhouse, Inc.*.......        840,881
      9,800     The Wet Seal, Inc., Class A*.....        153,737
      8,600     Thor Industries, Inc.............        198,875
     28,800     Timberland Co., Class A*.........      1,180,800
     14,700     Titan International, Inc.........         84,525
     25,900     Toll Brothers, Inc.*.............        890,312
      9,000     Toro Co..........................        283,500
     33,400     Tower Automotive, Inc.*..........        313,125
     24,200     United Stationers, Inc.*.........        650,375
     16,400     Wabash National Corp.............        149,650
     19,200     Watsco, Inc......................        197,568
     15,300     Winnebago Industries, Inc........        191,250
     29,600     Wolverine World Wide, Inc........        275,650
     25,000     Zale Corp.*......................        810,937
                                                   -------------
                                                      41,420,573
                                                   -------------

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                TECHNOLOGY - 13.30%

     19,200     AAR Corp.........................  $     219,600
     16,500     Actel Corp.*.....................        592,969
     30,000     Alliance Semiconductor Corp.*....        596,250
      6,700     Alliant Techsystems, Inc.*.......        550,238
     30,300     Alpha Industries, Inc.*..........      1,032,094
     29,600     American Management
                Systems, Inc.* ..................        508,750
     16,100     Analysts International Corp......        116,222
     18,600     Aspen Technology, Inc.*..........        839,325
     27,700     Avant! Corp.*....................        505,525
     17,600     Avid Technology, Inc.*...........        246,400
     22,500     AVT Corp.*.......................        125,156
     13,400     AXT, Inc.*.......................        560,288
     10,000     BARRA, Inc.*.....................        620,625
     17,700     BE Aerospace, Inc.*..............        285,413
     19,700     BISYS Group, Inc.*...............      1,523,056
      8,700     Brooktrout, Inc.*................        286,556
     31,500     C-Cube Mircosystems, Inc.*.......        645,750
     24,000     Cerner Corp.*....................      1,114,500
     28,545     ChoicePoint, Inc.*...............      1,309,502
     42,300     CIBER, Inc.*.....................        348,975
     14,800     Computer Task Group, Inc.........         46,250
     11,600     Concord Communications, Inc.*....        307,400
     42,800     Dallas Semiconductor Corp........      1,407,050
     27,800     Dendrite International, Inc.*....        745,388
     10,700     Digi International, Inc.*........         84,263
     14,700     Electroglas, Inc.*...............        250,819
     35,000     eLoyalty Corp.*..................        446,250
     29,500     Epicor Software Corp.*...........        103,250
     16,600     ePresence, Inc.*.................        112,050
     29,900     ESS Technology, Inc.*............        427,944
     16,300     Exabyte Corp.*...................        183,375
     22,900     FactSet Research Systems, Inc....        861,040
     10,200     Fair, Isaac and Co., Inc.........        435,413
     24,300     FileNET Corp.*...................        441,956
     29,800     GenCorp, Inc.....................        242,125
     26,900     General Semiconductor, Inc.*.....        327,844
     14,100     Great Plains Software, Inc.*.....        396,563
     29,000     Henry (Jack) & Associates, Inc...      1,257,875
     20,200     HNC Software, Inc.*..............      1,652,613
     17,600     Hutchinson Technology, Inc.*.....        370,700
     23,100     Hyperion Solutions Corp.*........        597,713
     20,700     Information Resources, Inc.*.....        141,019
     18,700     Inter-Tel, Inc...................        212,713
     22,800     InterVoice-Brite, Inc.*..........        239,400
     16,500     Kaman Corp., Class A.............        208,313
      8,800     Kronos, Inc.*....................        264,000
     11,700     Meade Instruments Corp.*.........        236,194
     15,100     Mercury Computer Systems, Inc.*..        419,969
     12,300     MICROS Systems, Inc.*............        185,269
     26,800     Midway Games, Inc.*..............        187,600
     23,300     National Data Corp...............        764,531
     35,800     National Instruments Corp.*......      1,579,675
     26,600     Orbital Sciences Corp.*..........        222,775
     18,400     Phoenix Technologies, Ltd.*......        293,250
     20,800     Photronics, Inc.*................        453,700
     35,600     Pinnacle Systems, Inc.*..........        400,500
     19,400     Pioneer Standard Electronics, Inc.       263,113


                       See Notes to Financial Statements.

SMALL COMPANY INDEX FUND

SEPTEMBER 30, 2000 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                TECHNOLOGY (CONTINUED)

     25,400     Progress Software Corp.*.........  $     346,075
     15,500     Project Software &
                Development, Inc.* ..............        240,977
     10,800     QRS Corp.*.......................        162,675
     12,000     RadiSys Corp.*...................        606,750
     35,500     Read-Rite Corp.*.................        399,375
     22,200     Remedy Corp.*....................        419,025
     28,100     RSA Security, Inc.*..............      1,211,813
     65,000     S3, Inc.*........................        670,313
     20,700     SAGA SYSTEMS, Inc.*..............        217,350
     24,000     Silicon Valley Group, Inc.*......        631,500
     23,100     Systems & Computer
                Technology Corp.*  ..............        405,694
     13,000     Telcom Semiconductor, Inc.*......        193,375
     22,000     Teledyne Technologies, Inc.*.....        640,750
     13,600     THQ, Inc.*.......................        316,200
     15,000     Three-Five Systems, Inc.*........        438,750
     15,000     Ultratech Stepper, Inc.*.........        240,938
     22,200     Verity, Inc.*....................        792,263
     11,800     ZixIt Corp.*.....................        359,900
                                                   -------------
                                                      37,090,819
                                                   -------------

                FINANCE - 12.57%

     53,900     AmeriCredit Corp.*...............      1,552,994
     17,700     Anchor Bancorp Wisconsin, Inc....        277,669
      9,500     Blanch (E.W.) Holdings, Inc......        197,125
     28,200     Centura Banks, Inc...............      1,080,413
     20,300     Chittenden Corp..................        521,456
     21,800     Commerce Bancorp, Inc............      1,268,488
     40,200     Commercial Federal Corp..........        768,825
     34,300     Community First Bankshares, Inc..        602,394
     37,200     Cullen/Frost Bankers, Inc........      1,209,000
      9,100     Dain Rauscher Corp...............        846,300
     14,300     Delphi Financial Group, Inc.,
                Class A*  .......................        579,150
     20,000     Downey Financial Corp............        790,000
     25,300     Eaton Vance Corp.................      1,290,300
     27,100     Enhance Financial Services
                Group, Inc. .....................        352,300
     47,700     Fidelity National Financial, Inc.      1,180,575
     45,100     First American Financial Corp....        941,463
     29,300     First Midwest Bancorp, Inc.......        780,113
     19,200     FirstBancorp/Puerto Rico.........        469,200
     49,800     Fremont General Corp.............        171,188
     26,500     Gallagher (Arthur J.) & Co.......      1,566,813
      8,200     GBC Bancorp......................        279,313
      9,300     Hilb, Rogal & Hamilton Co........        387,694
     36,100     Hudson United Bancorp............        997,263
     32,100     Imperial Bancorp*................        613,913
     21,100     Investors Financial
                Services Corp. ..................      1,331,938
     17,400     Jefferies Group, Inc.............        467,625
     16,500     MAF Bancorp, Inc.................        410,438
     20,700     Morgan Keegan, Inc...............        362,250
     29,300     Mutual Risk Management, Ltd......        642,769
     19,100     Pioneer Group Inc.*..............        839,803
     20,280     Provident Bankshares Corp........        339,690
     14,800     Queens County Bancorp, Inc.......        427,350
     26,700     Radian Group, Inc................      1,802,250

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                FINANCE  (CONTINUED)

     32,800     Raymond James Financial, Inc.....  $   1,080,350
     20,100     Riggs National Corp..............        246,225
      7,000     RLI Corp.........................        269,938
      6,700     SCPIE Holdings, Inc..............        134,838
     18,500     Selective Insurance Group, Inc...        330,688
     32,800     Silicon Valley Bancshares*.......      1,910,088
     30,600     South Financial Group, Inc.......        386,325
     20,100     Southwest Bancorp
                of Texas, Inc.* .................        657,019
     11,260     Southwest Securities Group, Inc..        329,355
     26,200     Staten Island Bancorp, Inc.......        524,000
     27,900     Susquehanna Bancshares, Inc......        425,475
     13,200     Trenwick Group, Ltd..............        250,800
     38,100     Trustco Bank Corp................        469,106
     16,000     Tucker Anthony Sutro Co..........        406,000
     29,800     United Bankshares, Inc...........        584,825
     37,200     Washington Federal, Inc..........        846,300
     16,100     Whitney Holding Corp.............        584,631
     12,200     Zenith National Insurance Corp...        266,875
                                                   -------------
                                                      35,050,900
                                                   -------------

                COMMUNICATIONS - 5.65%

     26,600     Adaptive Broadband Corp.*........        518,700
     14,400     Advo, Inc.*......................        475,200
     19,900     Allen Telecom, Inc.*.............        337,056
     25,900     Anixter International, Inc.*.....        754,337
     36,500     Aspect Communications Corp.*.....        752,812
     16,000     Audiovox Corp.*..................        241,000
     21,100     Auspex Systems, Inc.*............        261,112
     16,000     Aware, Inc.*.....................        616,000
     13,900     Black Box Corp.*.................        648,087
     24,100     C-COR.net Corp.*.................        369,031
     39,000     Catalina Marketing Corp.*........      1,467,375
     11,200     Cyrk International, Inc.*........         38,500
      9,600     Davox Corp.*.....................         96,600
     49,500     DMC Stratex Networks, Inc.*......        795,094
      8,500     4 Kids Entertainment, Inc.*......        143,437
     36,500     General Communication, Inc.,
                Class A* ........................        261,203
     45,300     Ha-Lo Industries, Inc.*..........        181,200
     70,058     Havas Advertising SA, ADR*.......      1,024,600
     14,900     National Discount Brokers
                Group, Inc.*  ...................        460,969
     15,300     Network Equipment
                Technologies, Inc.*  ............        163,519
     54,800     P-COM, Inc.*.....................        363,050
     22,600     Penton Media, Inc................        621,500
     34,500     Plantronics Inc.*................      1,311,000
     17,900     Proxim, Inc.*....................        796,550
     16,150     SymmetriCom, Inc. *..............        252,344
     57,000     TALK.com, Inc.*..................        251,156
     11,600     Telxon Corp.*....................        203,000
     10,100     Thomas Nelson, Inc...............         82,694
     35,200     True North Communications, Inc...      1,258,400
     14,800     Viasat, Inc.*....................        331,150
     22,000     Visual Networks, Inc.*...........        144,375
     21,200     Xircom, Inc.*....................        535,300
                                                   -------------
                                                      15,756,351
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

SEPTEMBER 30, 2000 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------


                ENERGY - 5.24%

      9,800     Atwood Oceanics, Inc.*...........  $     408,537
     23,200     Barrett Resources Corp.*.........        877,250
     20,200     Cabot Oil & Gas Corp., Class A...        411,575
     11,200     Cal Dive International, Inc.*....        640,500
     49,200     Cross Timbers Oil Co.............        944,025
     12,300     Dril-Quip, Inc.*.................        490,462
     34,600     Friede Goldman Halter, Inc.*.....        244,362
     13,400     HS Resources, Inc.*..............        450,575
     36,100     Input/Output, Inc.*..............        347,462
     28,900     Louis Dreyfus Natural Gas Corp.*.      1,145,162
     30,100     Newfield Exploration Co.*........      1,405,294
     12,500     Nuevo Energy Co.*................        229,687
     16,200     Oceaneering International, Inc.*.        269,325
     12,000     Patina Oil & Gas Corp............        240,000
     12,800     Plains Resources, Inc.*..........        241,600
     28,700     Pogo Producing Co................        728,262
     46,400     Pride International, Inc.*.......      1,229,600
     15,300     Remington Oil & Gas Corp.*.......        159,694
     12,000     SEACOR Smit, Inc.*...............        559,500
     16,800     Seitel, Inc.*....................        241,500
     16,100     St. Mary Land & Exploration Co...        371,306
     13,100     Stone Energy Corp.*..............        720,500
      7,800     Swift Energy Co.*................        324,188
      9,600     TETRA Technologies, Inc.*........        145,800
     18,400     Veritas DGC, Inc.*...............        532,450
     44,400     Vintage Petroleum, Inc...........      1,010,100
     11,000     WD-40 Co.........................        233,750
                                                   -------------
                                                      14,602,466
                                                   -------------

                UTILITIES - 3.12%

      6,400     American States Water Co.........        193,600
     22,500     Atmos Energy Corp................        464,063
     33,500     Avista Corp......................        753,750
      5,200     Bangor Hydro-Electric Co.........        125,775
      7,900     Cascade Natural Gas Corp.........        138,250
      8,200     Central Vermont Public
                Service Corp. ...................         83,538
     12,000     CH Energy Group, Inc.............        478,500
     21,300     Energen Corp.....................        633,675
      3,900     Green Mountain Power Corp........         29,494
     13,400     Laclede Gas Co...................        289,775
     12,600     New Jersey Resources Corp........        511,875
     17,900     Northwest Natural Gas Co.........        407,225
     16,400     NorthWestern Corp................        319,800
      9,200     NUI Corp.........................        277,725
     29,100     Philadelphia Suburban Corp.......        674,756
     22,400     Piedmont Natural Gas Co., Inc....        686,000
     32,970     Southern Union Co.*..............        653,218
     22,200     Southwest Gas Corp...............        464,813
     17,800     Southwestern Energy Co...........        155,750
     19,300     UGI Corp.........................        468,025
      9,900     UIL Holdings Corp................        509,231
     23,000     Unisource Energy Corp............        376,625
                                                   -------------
                                                       8,695,463
                                                   -------------

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------


                BASIC MATERIALS - 2.40%

     15,800     Arch Chemicals, Inc..............  $     288,350
     22,100     Birmingham Steel Corp............         59,394
     11,600     Brush Wellman, Inc...............        250,850
     24,800     Buckeye Technologies, Inc.*......        514,600
     17,700     Cambrex Corp.....................        654,900
     18,300     Caraustar Industries, Inc........        202,444
     11,300     ChemFirst, Inc...................        235,181
     11,800     Commonwealth Industries, Inc.....         65,637
      8,800     Deltic Timber Corp...............        149,050
     16,500     Lilly Industries, Inc., Class A..        486,750
     22,200     MacDermid, Inc...................        466,200
     10,900     Material Sciences Corp.*.........        123,987
     18,600     Mississippi Chemical Corp........         74,400
     17,000     OM Group, Inc....................        741,625
     28,200     Omnova Solutions, Inc............        156,862
      5,300     Penford Corp.....................         82,150
     10,400     Pope & Talbot, Inc...............        148,850
      6,300     Quaker Chemical Corp.............        107,100
     19,800     Reliance Steel & Aluminum Co.....        417,037
     14,800     RTI International Metals, Inc.*..        213,675
     11,000     Schweitzer-Mauduit
                International, Inc.  ............        147,125
     34,200     Steel Dynamics, Inc.*............        314,212
      7,600     Steel Technologies, Inc..........         47,975
     27,400     Stillwater Mining Co.*...........        741,718
     10,300     WHX Corp.*.......................         15,450
                                                   -------------
                                                       6,705,522
                                                   -------------
                TOTAL COMMON STOCKS .............    271,696,622
                                                   -------------
                (Cost $251,369,090)


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

SEPTEMBER 30, 2000 (UNAUDITED)

                                                         MARKET
  PAR VALUE                                              VALUE
  ---------                                              ------


U.S. GOVERNMENT OBLIGATION (A)  - 0.52%


                U.S. TREASURY BILL (B) - 0.52%

 $1,500,000     5.62%, 03/01/01..................  $   1,462,313
                                                   -------------

                TOTAL U.S. GOVERNMENT OBLIGATION.      1,462,313
                                                   -------------
                (COST $1,464,666)

REPURCHASE AGREEMENT  - 2.15%

  5,986,000     Repurchase Agreement with:
                State Street Bank
                6.43%, Due 10/02/2000
                dated 09/29/2000
                Repurchase Price $5,989,208
                (Collateralized by
                U.S. Treasury Note
                5.75%, Due 06/30/2001
                Total Par $6,050,000
                Market Value $6,110,500).........      5,986,000
                                                   -------------

                TOTAL REPURCHASE AGREEMENT ......      5,986,000
                                                   -------------
                (Cost $5,986,000)

TOTAL INVESTMENTS - 100.11%......................    279,144,935
                                                   -------------
(Cost $258,819,756)

NET OTHER ASSETS AND LIABILITIES - (0.11)%.......       (303,230)
                                                   -------------
NET ASSETS - 100.00%.............................  $ 278,841,705
                                                   =============

- ---------------------------------------------
*    Non-income producing security.
ADR  American Depositary Receipt.
(A)  Discount yield at time of purchase.
(B)  Securities have been deposited as initial margin on open futures contracts.

At September 30, 2000, the Fund's open futures contracts were as follows:

  Number of    Contract    Expiration     Opening      Current
  Contracts      Type         Date       Position    Market Value
  ---------    --------    ----------   ----------   -----------
     12      Russell 2000    Dec-00     $3,278,520   $3,164,400
     115      Midcap 400     Dec-00      4,126,500    4,089,750
                                        ----------    ----------
                                        $7,405,020   $7,254,150
                                        ==========   ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

UTILITY INDEX FUND

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

COMMON STOCKS - 98.74%


                UTILITIES - 70.22%

     81,000     AES Corp.*.......................  $   5,548,500
     24,100     Ameren Corp......................      1,009,187
     56,620     American Electric Power Co., Inc.      2,215,257
     28,100     C P & L Energy, Inc..............      1,171,419
     28,000     Cinergy Corp.....................        925,750
     19,400     CMS Energy Corp..................        522,587
     37,300     Consolidated Edison, Inc.........      1,272,862
     26,300     Constellation Energy Group, Inc..      1,308,425
     41,860     Dominion Resource, Inc...........      2,430,496
     25,100     DTE Energy Co....................        960,075
     64,800     Duke Energy Corp.................      5,556,600
      4,600     Eastern Enterprises..............        293,537
     57,300     Edison International.............      1,106,606
     39,200     Entergy Corp.....................      1,460,200
     40,200     FirstEnergy Corp.................      1,082,888
     17,400     Florida Progress Corp............        921,113
     31,300     FPL Group, Inc...................      2,057,975
     21,300     GPU, Inc.........................        690,919
     23,600     KeySpan Corp.....................        946,950
     28,200     Niagara Mohawk Holdings, Inc.*...        444,150
      8,100     NICOR, Inc.......................        293,119
      5,100     Oneok, Inc.......................        202,725
     29,900     PECO Energy Co...................      1,810,819
      6,200     Peoples Energy Corp..............        206,925
     67,900     PG&E Corp........................      1,642,331
     14,900     Pinnacle West Capital Corp.......        758,038
     25,500     PPL Corp.........................      1,064,625
     37,700     Public Service Enterprise
                Group, Inc. .....................      1,684,719
     51,700     Reliant Energy, Inc..............      2,404,050
     35,900     Sempra Energy....................        747,169
    114,100     Southern Co......................      3,701,119
     46,500     TXU Corp.........................      1,842,563
     30,600     Unicom Corp......................      1,719,338
     59,710     XCEL Energy, Inc.................      1,642,025
                                                   -------------
                                                     51,645,061
                                                   -------------

                                                         MARKET
  SHARES                                                 VALUE
  ------                                                 ------

                ENERGY - 28.52%

     37,700     Coastal Corp.....................  $   2,794,512
     13,700     Columbia Energy Group............        972,700
     40,900     El Paso Energy Corp..............      2,520,462
    130,000     Enron Corp.......................     11,391,250
     77,900     Williams Cos., Inc...............      3,291,275
                                                   -------------
                                                      20,970,199
                                                   -------------
                TOTAL COMMON STOCKS .............     72,615,260
                                                   -------------
                (Cost $48,590,340)


TOTAL INVESTMENTS - 98.74%.......................     72,615,260
                                                   -------------
(Cost $48,590,340)

NET OTHER ASSETS AND LIABILITIES - 1.26%.........        929,766
                                                   -------------
NET ASSETS - 100.00%.............................  $  73,545,026
                                                   =============

- ----------------------------------------
*      Non-income producing security.


                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. TREASURY INDEX FUND

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)

                                                         MARKET
  PAR VALUE                                              VALUE
  ---------                                              ------

U.S. GOVERNMENT OBLIGATIONS - 97.67%


                U.S. TREASURY NOTES - 62.34%

 $1,450,000     5.88%, 10/31/01..................  $   1,444,562
  2,200,000     7.50%, 11/15/01..................      2,229,546
 12,600,000     6.38%, 01/31/02..................     12,631,500
  8,500,000     6.38%, 06/30/02..................      8,545,135
  2,900,000     6.38%, 08/15/02..................      2,918,125
 13,050,000     6.25%, 08/31/02..................     13,102,983
  2,200,000     5.50%, 02/28/03..................      2,176,614
  7,850,000     5.75%, 08/15/03..................      7,810,750
  7,075,000     7.25%, 05/15/04..................      7,377,881
 10,400,000     7.25%, 08/15/04..................     10,877,672
  1,900,000     7.50%, 02/15/05..................      2,016,375
  7,825,000     7.00%, 07/15/06..................      8,230,883
  4,650,000     6.50%, 10/15/06..................      4,779,316
 11,315,000     5.63%, 05/15/08..................     11,102,844
  3,800,000     6.00%, 08/15/09..................      3,816,606
                                                   -------------
                                                      99,060,792
                                                   -------------

                U.S. TREASURY BONDS - 35.33%

    250,000     12.38%, 05/15/04.................        301,405
    900,000     10.75%, 08/15/05.................      1,080,837
  4,050,000     12.00%, 08/15/13.................      5,520,636
  7,750,000     7.50%, 11/15/16..................      8,832,520
  3,130,000     8.75%, 05/15/17..................      3,977,041
  2,439,000     8.88%, 08/15/17..................      3,137,920
  2,821,000     8.50%, 02/15/20..................      3,573,840
  2,000,000     7.88%, 02/15/21..................      2,405,620
  4,900,000     8.13%, 08/15/21..................      6,048,413
 11,800,000     7.50%, 11/15/24..................     13,890,724
  7,300,000     6.13%, 11/15/27..................      7,361,539
                                                   -------------
                                                      56,130,495
                                                   -------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS    155,191,287
                                                   -------------
                (Cost $155,394,551)

                                                         MARKET
  PAR VALUE                                              VALUE
  ---------                                              ------

REPURCHASE AGREEMENT - 1.00%

 $1,581,000     Repurchase Agreement with:
                State Street Bank 6.43%
                Due 10/02/2000, dated 9/29/2000
                Repurchase Price $1,581,847
                (Collateralized by
                U.S. Treasury Note
                5.75%, Due 6/30/2001
                Total Par 1,600,000
                Market Value $1,616,000).........  $   1,581,000
                                                   -------------

                TOTAL REPURCHASE AGREEMENT ......      1,581,000
                                                   -------------
                (Cost $1,581,000)

TOTAL INVESTMENTS - 98.67%.......................    156,772,287
                                                   -------------
(Cost $156,975,551)

NET OTHER ASSETS AND LIABILITIES - 1.33%.........      2,115,247
                                                   -------------
NET ASSETS - 100.00%.............................  $ 158,887,534
                                                   =============





                       SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)

                                                           MARKET
 PAR VALUE                                                 VALUE
 ---------                                                 ------

MUNICIPAL BONDS - 98.49%


                ALABAMA - 1.29%

 $  400,000     Auburn University Athletics
                5.20%, 04/01/04
                Insured: MBIA....................  $     407,500
                                                   -------------

                ALASKA - 2.85%

  1,000,000     North Slope Boro
                Capital Appreciation
                Series B, GO
                4.72%, 01/01/03 (B)
                Insured: MBIA....................        898,750
                                                   -------------

                ARIZONA - 3.39%

    250,000     Maricopa County School
                District 1
                Elementary Project of 1998,
                Series A
                6.00%, 07/01/11
                Insured: FSA.....................        271,562
    750,000     Maricopa County School
                District 4, GO
                Mesa University, Series A
                Prerefunded 07/01/05
                5.65%, 07/01/11
                Insured: FGIC....................        795,937
                                                   -------------
                                                       1,067,499
                                                   -------------

                CALIFORNIA - 3.45%

  1,000,000     Sacramento County
                Sanitation District
                Series A
                6.00%, 12/01/15..................      1,086,250
                                                   -------------

                COLORADO - 4.17%

    750,000     Colorado Department of
                Transportation Revenue
                6.00%, 06/15/15
                Insured: AMBAC...................        792,187
    500,000     Jefferson County School District
                Number R-001, GO
                5.50%, 12/15/06
                Insured: MBIA....................        521,875
                                                   -------------
                                                       1,314,062
                                                   -------------

                FLORIDA - 3.33%

  1,000,000     Florida State Board of Education
                Capital Outlay, Public Education
                Series A, GO Prerefunded 06/01/04
                5.70%, 06/01/08
                Insured: AMBAC...................      1,047,500
                                                   -------------


                                                           MARKET
 PAR VALUE                                                 VALUE
 ---------                                                 ------

                ILLINOIS - 8.23%

 $  500,000     Chicago Il Project, Series C
                5.75%, 01/01/13
                Insured: FGIC....................  $     520,000
    500,000     Illinois State Sales
                Tax Revenue, Series V
                6.00%, 06/15/08..................        532,500
  1,000,000     Illinois State, GO
                5.70%, 04/01/16
                Insured: MBIA....................      1,018,750
    500,000     Kane County Community
                School District
                Number 304, Geneva, GO
                6.00%, 06/01/04
                Insured: FGIC....................        521,875
                                                   -------------
                                                       2,593,125
                                                   -------------

                MARYLAND - 4.88%

    500,000     Maryland State
                GO State and Local Facilities
                Loan Second Series
                5.25%, 06/15/06..................        516,250
  1,000,000     Maryland State
                GO State and Local Facilities
                Loan Second Series
                5.00%, 07/15/07..................      1,020,000
                                                   -------------
                                                       1,536,250
                                                   -------------

                MASSACHUSETTS - 11.17%

    750,000     Massachusetts Bay Transportation
                Authority General
                Transportation System
                Revenue Series A
                5.50%, 03/01/14
                Insured: MBIA....................        768,750
    500,000     Massachusetts Bay Transportation
                Authority Revenue, Series A
                5.75%, 07/01/13..................        525,625
    500,000     Massachusetts State Construction
                Loan Series B, GO
                5.00%, 05/01/19..................        455,625
    250,000     Massachusetts State
                Federal Highway
                Grant Anticipation Note, Series A
                5.25%, 12/15/12..................        252,812
  1,000,000     New England Education
                Loan Marketing Corp.
                Series G
                5.20%, 08/01/02..................      1,008,750
    500,000     Springfield, Series B, GO
                5.05%, 01/15/04
                Insured: MBIA....................        508,125
                                                   -------------
                                                       3,519,687
                                                   -------------

                MINNESOTA - 1.68%

    500,000     University of Minnesota, Series A
                5.75%, 07/01/13..................        527,500
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL BOND FUND

SEPTEMBER 30, 2000 (UNAUDITED)

                                                           MARKET
 PAR VALUE                                                 VALUE
 ---------                                                 ------

                MISSISSIPPI - 1.59%

 $  500,000     Perry County, PCR
                Leaf River Forest Project
                5.50%, 03/01/02 (A)
                LOC: Wachovia Bank N.A...........  $     500,000
                                                   -------------

                MISSOURI - 3.33%

  1,000,000     Sikeston Electric Revenue
                6.00%, 06/01/04
                Insured: MBIA....................      1,047,500
                                                   -------------

                NEVADA - 6.22%

    750,000     Clark County School District, GO
                5.50%, 06/15/12
                Insured: FSA.....................        780,000
    635,000     Clark County School District,
                Series A
                6.00%, 06/15/16
                Insured: MBIA....................        667,544
    500,000     Las Vegas Valley Water District
                Revenue, GO
                5.40%, 09/01/04
                Insured: AMBAC...................        511,875
                                                   -------------
                                                       1,959,419
                                                   -------------

                NEW JERSEY - 7.84%

    750,000     New Jersey Health Care Facilities
                Financing Authority,
                Dover General
                Hospital and Medical Center
                5.60%, 07/01/02
                Insured: MBIA....................        763,125
    600,000     New Jersey State
                Transportation Authority
                Transportation System Revenue,
                Series A
                5.63%, 06/15/12..................        629,250
  1,000,000     New Jersey State
                Turnpike Authority,
                Series A
                6.00%, 01/01/13
                Insured: MBIA....................      1,077,500
                                                   -------------
                                                       2,469,875
                                                   -------------

                NEW YORK - 7.30%

    500,000     Nassau County IDA
                Civic Facility Revenue Hofstra
                University Project
                5.25%, 07/01/08
                Insured: MBIA....................        516,250
    390,000     New York State, Series F, GO
                5.75%, 02/01/10..................        407,063
    500,000     New York State
                Dormitory Authority
                Revenue, City University System
                Consolidated, Series A
                5.50%, 07/01/02..................        506,875

                                                          MARKET
 PAR VALUE                                                VALUE
 ---------                                                ------

                NEW YORK  (CONTINUED)

 $  500,000     New York State Environmental
                Facilities Corp., PCR, State
                Water Revolving Fund, NYC
                Municipal Water
                5.75%, 06/15/09..................  $     533,750
    325,000     New York State Medical Care
                Facilities Finance Agency Revenue
                Prerefunded 02/15/01
                7.50%, 08/15/07..................        335,137
                                                   -------------
                                                       2,299,075
                                                   -------------

                OHIO - 2.48%

    750,000     Cleveland Waterworks Revenue
                First Mortgage, Series G
                5.50%, 01/01/13
                Insured: MBIA....................        780,938
                                                   -------------

                OREGON - 2.54%

    750,000     Portland Airport Way
                Urban Renewal & Redevelopment
                Tax Increment, Series A
                6.00%, 06/15/15
                Insured: AMBAC...................        798,750
                                                   -------------

                PENNSYLVANIA - 3.26%

  1,000,000     Penn Hills, GO
                5.80%, 12/01/13
                Insured: AMBAC...................      1,027,500
                                                   -------------

                TEXAS - 4.65%

    500,000     Carrollton Farmers Branch
                Independent School District, GO
                5.10%, 02/15/04..................        505,625
    500,000     Judson Independent
                School District, GO
                5.00%, 02/01/17
                Insured: PSF.....................        463,125
    500,000     Lower Colorado River Authority
                Revenue, Junior Lien
                Fifth Supplemental Series
                5.38%, 01/01/16..................        497,500
                                                   -------------
                                                       1,466,250
                                                   -------------

                VIRGINIA - 5.22%

    850,000     Newport News, Series A, GO
                6.00%, 05/01/02..................        869,125
    750,000     Virginia State
                Transportation Board
                Transportation Contract Revenue
                Route 28 Project
                6.00%, 04/01/10..................        776,250
                                                   -------------
                                                       1,645,375
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL BOND FUND

SEPTEMBER 30, 2000 (UNAUDITED)

                                                          MARKET
 PAR VALUE                                                VALUE
 ---------                                                ------

                WASHINGTON - 3.28%

 $  750,000     Seattle Municipal Light & Power
                Revenue Series B
                5.75%, 08/01/07..................  $     776,250
    250,000     Seattle Water System Revenue
                5.38%, 08/01/09..................        258,438
                                                   -------------
                                                       1,034,688
                                                   -------------

                WEST VIRGINIA - 4.71%

    500,000     West Virginia School
                Building Authority
                Refunding, Capital Improvement
                5.30%, 07/01/09
                Insured: AMBAC...................        512,500
    300,000     West Virginia State Housing
                Development Fund, Housing Finance
                Series A
                5.55%, 11/01/10..................        309,000
  1,500,000     West Virginia State
                University Revenues
                West Virginia University Project
                Series A
                5.79%, 04/01/15 (B)
                Insured: AMBAC...................        661,875
                                                   -------------
                                                       1,483,375
                                                   -------------

                WISCONSIN - 1.63%

    500,000     Wisconsin State Petroleum
                Inspection Fee Revenue
                Series A
                5.50%, 07/01/03..................        513,125
                                                   -------------
                TOTAL MUNICIPAL BONDS ...........     31,023,993
                                                   -------------
                (Cost $30,612,519)

  SHARES
  ------

INVESTMENT COMPANIES - 0.41%
     93,025     Dreyfus Tax-Exempt Cash
                Management Fund..................  $      93,025
     35,761     Federated Tax-Exempt
                Obligations Fund.................         35,761
                                                   -------------
                TOTAL INVESTMENT COMPANIES ......        128,786
                                                   -------------
                (Cost $128,786)

TOTAL INVESTMENTS - 98.90%.......................     31,152,779
                                                   -------------
(Cost $30,741,305)

NET OTHER ASSETS AND LIABILITIES - 1.10%.........        346,213
                                                   -------------
NET ASSETS - 100.00%.............................  $  31,498,992
                                                   =============

- -------------------------------------------
(A)     Variable rate security. Interest rate is rate in effect at September 30,
        2000.
(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC   American Municipal Bond Assurance Corp.
FGIC    Financial Guaranty Insurance Corp.
FSA     Financial Security Assurance Corp.
GO      General Obligation
IDA     Industrial Development Authority
LOC     Letter of Credit
MBIA    Municipal Bond Insurance Association
PCR     Pollution Control Revenue
PSF     Permanent School Fund Guaranteed


                       SEE NOTES TO FINANCIAL STATEMENTS.

                       This page left blank intentionally.

GALAXY FUND II

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)

                                                   LARGE             SMALL                              U.S.
                                                  COMPANY           COMPANY          UTILITY          TREASURY         MUNICIPAL
                                                INDEX FUND        INDEX FUND       INDEX FUND        INDEX FUND        BOND FUND
                                               --------------    --------------    --------------    -------------   --------------


ASSETS:
   Investments (Note 2):
     Investments at cost..................     $  644,908,403    $  252,833,756    $   48,590,340    $ 155,394,551   $   30,741,305
     Repurchase agreement.................          6,581,000         5,986,000                --        1,581,000               --
     Net unrealized
       appreciation (depreciation)........        382,313,628        20,325,179        24,024,920         (203,264)         411,474
                                               --------------    --------------    --------------    -------------   --------------
       Total investments at value.........      1,033,803,031       279,144,935        72,615,260      156,772,287       31,152,779
   Cash...................................              5,469                75                --              437               --
   Receivable for investments sold........                 --                --         3,011,335        3,044,171               --
   Receivable for shares sold.............            584,537            70,417           670,422          177,520              140
   Interest and dividend receivables......            840,529           129,174           104,398        2,408,168          443,380
                                               --------------    --------------    --------------    -------------   --------------
       Total Assets.......................      1,035,233,566       279,344,601        76,401,415      162,402,583       31,596,299
                                               --------------    --------------    --------------    -------------   --------------

LIABILITIES:
   Payable for investments purchased......                 --                --                --        3,042,980               --
   Payable for shares repurchased.........          2,731,071           363,185           338,640          217,617           10,255
   Payable for daily variation margin
     on future contracts..................            128,525            44,860                --               --               --
   Due to custodian.......................                 --                --         2,494,719               --            7,909
   Distributions payable..................                 --                --                --          201,006           63,390
   Advisory fee payable (Note 4)..........             87,123            23,253             5,746           13,003            6,539
   Sub-account services
     fee payable (Note 4) ................             53,232             1,599                17            1,401               --
   Administration fee payable (Note 4)....            261,369            69,758            17,238           39,007            9,154
   Other payables.........................              1,143               241                29               35               60
                                               --------------    --------------    --------------    -------------   --------------
       Total Liabilities..................          3,262,463           502,896         2,856,389        3,515,049           97,307
                                               --------------    --------------    --------------    -------------   --------------
NET ASSETS:...............................     $1,031,971,103    $  278,841,705    $   73,545,026    $ 158,887,534   $   31,498,992
                                               ==============    ==============    ==============    =============   ==============

NET ASSETS CONSIST OF:
   Par value (Note 3).....................     $       25,321    $       14,958    $        3,966    $      15,537   $        3,084
   Paid-in capital in excess of par value.        552,453,699       229,205,879        45,658,164      167,702,658       31,974,547
   Undistributed net investment income....          5,623,978           922,347            62,800              129              163
   Accumulated net realized gain (loss) on
     investments sold and futures contracts        91,893,756        28,524,212         3,795,176       (8,627,526)        (890,276)
   Unrealized appreciation (depreciation)
     of investments and futures contracts.        381,974,349        20,174,309        24,024,920         (203,264)         411,474
                                               --------------    --------------    --------------    -------------   --------------
TOTAL NET ASSETS:.........................     $1,031,971,103    $  278,841,705    $   73,545,026    $ 158,887,534   $   31,498,992
                                               ==============    ==============    ==============    =============   ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING.         25,321,335        14,957,753         3,965,614       15,537,304        3,083,645

NET ASSET VALUE:
   offering and redemption price per share
  (Net Assets (DIVIDE) Shares Outstanding).    $        40.76    $        18.64    $        18.55    $       10.23   $        10.21
                                               ==============    ==============    ==============    =============   ==============



                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY FUND II

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                   LARGE             SMALL                              U.S.
                                                  COMPANY           COMPANY          UTILITY          TREASURY         MUNICIPAL
                                                INDEX FUND        INDEX FUND       INDEX FUND        INDEX FUND        BOND FUND
                                               -------------    -------------     -------------    -------------     -------------

INVESTMENT INCOME:
   Interest (Note 2)......................     $     372,308    $     240,714     $      18,279    $   5,080,890     $     769,172
   Dividends (Note 2).....................         5,894,295          921,300           996,003               --            13,087
   Less: foreign withholding tax..........           (20,533)              --                --               --                --
                                               -------------    -------------     -------------    -------------     -------------
     Total investment income..............         6,246,070        1,162,014         1,014,282        5,080,890           782,259
                                               -------------    -------------     -------------    -------------     -------------

EXPENSES:
   Investment advisory fee (Note 4).......           524,107          136,518            29,230           78,757            38,196
   Sub-account services fee (Note 4)......           345,393            8,039                85           11,966                --
   Administration fee (Note 4)............         1,572,323          409,555            87,689          236,270            53,474
   Trustees' fee (Note 4).................             8,166            3,268             1,794            2,510             1,640
   Miscellaneous..........................            28,246            8,119             1,876            5,930               726
                                               -------------    -------------     -------------    -------------     -------------
     Total expenses before reimbursement..         2,478,235          565,499           120,674          335,433            94,036
                                               -------------    -------------     -------------    -------------     -------------
     Less: reimbursement by
       sub-administrator (Note 4).........            (8,166)          (3,268)           (1,794)          (2,510)           (1,640)
                                               -------------    -------------     -------------    -------------     -------------
     Total expenses net of reimbursement..         2,470,069          562,231           118,880          332,923            92,396
                                               -------------    -------------     -------------    -------------     -------------
NET INVESTMENT INCOME.....................         3,776,001          599,783           895,402        4,747,967           689,863
                                               -------------    -------------     -------------    -------------     -------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS AND FUTURES
CONTRACTS (Note 2):
   Net realized gain (loss) on
      investments sold ...................        34,715,115       18,801,901         2,630,887       (1,226,611)         (162,374)
   Net realized loss on futures contracts.           (45,877)        (397,260)               --               --                --
   Net change in unrealized appreciation
     (depreciation) on investments
     and futures contracts................       (73,443,848)      (8,286,412)       17,031,992        2,650,994           479,330
                                               -------------    -------------     -------------    -------------     -------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS.....................       (38,774,610)      10,118,229        19,662,879        1,424,383           316,956
                                               -------------    -------------     -------------    -------------     -------------

NET INCREASE (DECREASE)IN NET ASSETS
RESULTING FROM OPERATIONS.................     $ (34,998,609)   $  10,718,012     $  20,558,281    $   6,172,350     $   1,006,819
                                               =============    =============     =============    =============     =============


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

GALAXY FUND II

STATEMENTS OF CHANGES IN NET ASSETS

                                                               LARGE COMPANY INDEX FUND                SMALL COMPANY INDEX FUND
                                                           -------------------------------         -------------------------------
                                                             SIX MONTHS           YEAR               SIX MONTHS          YEAR
                                                         ENDED SEPTEMBER 30,      ENDED          ENDED SEPTEMBER 30,     ENDED
                                                                2000            MARCH 31,               2000           MARCH 31,
                                                             (UNAUDITED)          2000               (UNAUDITED)         2000
                                                           --------------    -------------         -------------     -------------

NET ASSETS AT BEGINNING OF PERIOD......................    $1,065,129,367    $ 828,899,259         $ 279,913,660     $ 259,903,218
                                                           --------------    -------------         -------------     -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income...............................         3,776,001        8,338,238               599,783         1,411,502
   Net realized gain (loss) on investments sold
     and futures contracts.............................        34,669,238       65,719,701            18,404,641        21,502,773
   Net change in unrealized appreciation
     (depreciation) of investments
        and futures contracts .........................       (73,443,848)      77,676,368           (8,286,412)        48,756,536
                                                           --------------   --------------         -------------     -------------
     Net increase (decrease) in net assets
       resulting from operations.......................       (34,998,609)     151,734,307            10,718,012        71,670,811
                                                           --------------   --------------         -------------     -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income...............................                --       (8,354,459)                   --        (1,459,959)
   Net realized gain on investments
     and futures contracts ............................                --      (16,900,167)                   --       (23,979,469)
                                                           --------------   --------------         -------------     -------------
     Total Dividends...................................                --      (25,254,626)                   --       (25,439,428)
                                                           --------------   -------------          -------------     -------------

SHARE TRANSACTIONS:
   Net proceeds from sales of shares...................        96,406,948      327,152,595             8,858,001        82,604,808
   Issued to shareholders in reinvestment
     of dividends......................................                --       23,077,462                    --        24,188,523
   Cost of shares repurchased..........................       (94,566,603)    (240,479,630)          (20,647,968)     (133,014,272)
                                                           --------------   -------------          -------------     -------------
     Net increase (decrease) in net assets
       from share transactions ........................         1,840,345      109,750,427           (11,789,967)      (26,220,941)
                                                           --------------   -------------          -------------     -------------
     Net increase (decrease) in net assets.............       (33,158,264)     236,230,108            (1,071,955)       20,010,442
                                                           --------------   -------------          -------------     -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A).........    $1,031,971,103   $1,065,129,367         $ 278,841,705     $ 279,913,660
                                                           ==============   =============          =============     =============

   (A) Undistributed net investment income.............    $    5,623,978   $    1,847,977         $     922,347     $     322,564
                                                           ==============   ==============         =============     =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold................................................         2,340,773        8,395,202               495,440         4,907,412
   Issued to shareholders in reinvestment
     of dividends......................................                --          579,464                    --         1,544,562
   Repurchased.........................................        (2,295,512)      (6,162,753)           (1,157,018)       (7,903,618)
                                                           --------------   --------------         -------------     -------------
     Net increase (decrease) in shares outstanding.....            45,261        2,811,913              (661,578)       (1,451,644)
                                                           ==============   ==============         =============     =============

                                                                   UTILITY INDEX FUND                   U.S. TREASURY INDEX FUND
                                                            -------------------------------         -------------------------------
                                                              SIX MONTHS           YEAR               SIX MONTHS          YEAR
                                                          ENDED SEPTEMBER 30,      ENDED          ENDED SEPTEMBER 30,     ENDED
                                                                 2000            MARCH 31,               2000           MARCH 31,
                                                              (UNAUDITED)          2000               (UNAUDITED)         2000
                                                            --------------    -------------         -------------    --------------

NET ASSETS AT BEGINNING OF PERIOD......................     $   49,977,403    $  55,130,734         $ 160,388,962    $  202,419,601
                                                            --------------    -------------         -------------    --------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income...............................            895,402        1,986,909             4,747,967        10,705,157
   Net realized gain (loss) on investments sold
     and futures contracts.............................          2,630,887        2,659,064            (1,226,611)       (3,829,905)
   Net change in unrealized appreciation
     (depreciation) of investments
        and futures contracts .........................         17,031,992         (622,871)            2,650,994        (3,297,536)
                                                            --------------    -------------         -------------    --------------
     Net increase (decrease) in net assets
       resulting from operations.......................         20,558,281        4,023,102             6,172,350         3,577,716
                                                            --------------    -------------         -------------    --------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income...............................           (885,081)      (2,020,360)           (4,747,967)      (11,323,274)
   Net realized gain on investments
     and futures contracts ............................                 --       (1,735,894)                   --                --
                                                            --------------    -------------         -------------    --------------
     Total Dividends...................................           (885,081)      (3,756,254)           (4,747,967)      (11,323,274)
                                                            --------------    -------------         -------------    --------------

SHARE TRANSACTIONS:
   Net proceeds from sales of shares...................         16,976,294        6,583,290            15,562,898        60,899,508
   Issued to shareholders in reinvestment
     of dividends......................................            807,986        3,466,744             3,406,087         8,610,845
   Cost of shares repurchased..........................        (13,889,857)     (15,470,213)          (21,894,796)     (103,795,434)
                                                            --------------    -------------         -------------    --------------
     Net increase (decrease) in net assets
       from share transactions ........................          3,894,423       (5,420,179)           (2,925,811)      (34,285,081)
                                                            --------------    -------------         -------------    --------------
     Net increase (decrease) in net assets.............         23,567,623       (5,153,331)           (1,501,428)      (42,030,639)
                                                            --------------    -------------         -------------    --------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A).........     $   73,545,026    $  49,977,403         $ 158,887,534    $  160,388,962
                                                            ==============    =============         =============    ==============

   (A) Undistributed net investment income.............     $      62,800    $      52,479          $         129    $          129
                                                            ==============    =============         =============    ==============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold................................................          1,024,877          466,071             1,535,526         5,959,352
   Issued to shareholders in reinvestment
     of dividends......................................             50,300          272,072               335,916           848,178
   Repurchased.........................................           (861,558)      (1,117,031)           (2,161,317)      (10,187,373)
                                                            --------------    -------------         -------------    --------------
     Net increase (decrease) in shares outstanding.....            213,619         (378,888)             (289,875)       (3,379,843)
                                                            ==============    =============         =============    ==============

                                                                   MUNICIPAL BOND FUND
                                                            -------------------------------
                                                              SIX MONTHS           YEAR
                                                          ENDED SEPTEMBER 30,      ENDED
                                                                 2000            MARCH 31,
                                                              (UNAUDITED)          2000
                                                            --------------    -------------

NET ASSETS AT BEGINNING OF PERIOD......................     $   27,769,061    $  21,606,862
                                                            --------------    -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income...............................
   Net realized gain (loss) on investments sold                    689,863          990,425
     and futures contracts.............................
   Net change in unrealized appreciation                          (162,374)         (70,731)
     (depreciation) of investments
        and futures contracts .........................            479,330         (874,456)
                                                            --------------    -------------
     Net increase (decrease) in net assets
       resulting from operations.......................          1,006,819           45,238
                                                            --------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income...............................           (689,863)      (1,014,596)
   Net realized gain on investments
     and futures contracts ............................                 --               --
                                                            --------------    -------------
     Total Dividends...................................           (689,863)      (1,014,596)
                                                            --------------    -------------

SHARE TRANSACTIONS:
   Net proceeds from sales of shares...................          6,698,224       16,508,893
   Issued to shareholders in reinvestment
     of dividends......................................            338,148          738,954
   Cost of shares repurchased..........................         (3,623,397)     (10,116,290)
                                                            --------------    -------------
     Net increase (decrease) in net assets
       from share transactions ........................          3,412,975        7,131,557
                                                            --------------    -------------
     Net increase (decrease) in net assets.............          3,729,931        6,162,199
                                                            --------------    -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A).........     $   31,498,992    $  27,769,061
                                                            ==============    =============

   (A) Undistributed net investment income.............     $          163    $         163
                                                            ==============    =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold................................................            667,489        1,615,439
   Issued to shareholders in reinvestment
     of dividends......................................             33,343           71,848
   Repurchased.........................................           (357,385)        (987,859)
                                                            --------------    -------------
     Net increase (decrease) in shares outstanding.....            343,447          699,428
                                                            ==============    =============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      30-31

LARGE COMPANY INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS ENDED
                                               SEPTEMBER 30,                           YEARS ENDED MARCH 31,
                                                  2000        ---------------------------------------------------------------------
                                               (UNAUDITED)        2000          1999          1998           1997           1996
                                               -----------    -----------    ----------    ----------     ----------     ----------


Net Asset Value, Beginning of period.........  $     42.14    $     36.90    $    31.92    $    23.09     $    20.06     $    15.76
                                               -----------    -----------    ----------    ----------     ----------     ----------

Income from Investment Operations:
   Net investment income(1)..................         0.15           0.32          0.35          0.40           0.43           0.38
   Net realized and unrealized gain
     on investments and futures contracts....        (1.53)          5.93          5.38         10.23           3.41           4.57
                                               -----------    -----------    ----------    ----------     ----------     ----------
       Total from Investment Operations......        (1.38)          6.25          5.73         10.63           3.84           4.95
                                               -----------    -----------    ----------    ----------     ----------     ----------

Less Dividends:
   Dividends from net investment income......           --          (0.33)        (0.36)        (0.44)         (0.38)         (0.31)
   Dividends from net realized capital gains.           --          (0.68)        (0.39)        (1.36)         (0.43)         (0.34)
                                               -----------    -----------    ----------    ----------     ----------     ----------
       Total Dividends.......................           --          (1.01)        (0.75)        (1.80)         (0.81)         (0.65)
                                               -----------    -----------    ----------    ----------     ----------     ----------
Net increase in net asset value..............        (1.38)          5.24          4.98          8.83           3.03           4.30
                                               -----------    -----------    ----------    ----------     ----------     ----------
Net Asset Value, End of period...............  $     40.76    $     42.14    $    36.90    $    31.92  $       23.09  $       20.06
                                               ===========    ===========    ==========    ==========     ==========     ==========

Total Return.................................        (3.37)%**      17.20%        18.15%        47.29%         19.32%         31.80%

Ratios/Supplemental Data:
Net assets, End of period (in 000's).........  $ 1,031,971    $ 1,065,129    $  828,899    $  626,740     $  421,652     $  240,689
Ratios to average net assets:
   Net investment income including
     reimbursement...........................         0.72%*         0.88%         1.11%         1.44%          2.19%          2.11%
   Operating expenses including
     reimbursement...........................         0.47%*         0.47%         0.47%         0.40%          0.40%          0.40%
   Operating expenses excluding
     reimbursement...........................         0.47%*         0.47%         0.47%         0.40%          0.40%          0.41%
Portfolio turnover rate......................            6%**          12%            3%            3%            11%             5%


- ------------------------
*    Annualized
**   Not Annualized
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2000 (unaudited) and the years ended March 31, 2000, 1999, 1998, 1997 and 1996 was $0.15, $0.32, $0.35, $0.40, $0.43 and $0.38, respectively.





                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               SIX MONTHS ENDED
                                                 SEPTEMBER 30,                        YEARS ENDED MARCH 31,
                                                    2000         -----------------------------------------------------------------
                                                 (UNAUDITED)        2000          1999         1998*          1997          1996
                                                  ---------      ---------     ---------     ---------     ---------     ---------
Net Asset Value, Beginning of period..........    $   17.92      $   15.22     $   20.73     $   22.64     $   22.30     $   17.62
                                                  ---------      ---------     ---------     ---------     ---------     ---------

Income from Investment Operations:
   Net investment income(1)...................         0.04           0.09          0.10          0.27          0.38          0.32
   Net realized and unrealized gain (loss)
     on investments and futures contracts.....         0.68           4.31         (4.04)         7.64          1.76          5.07
                                                  ---------      ---------     ---------     ---------     ---------     ---------
       Total from Investment Operations.......         0.72           4.40         (3.94)         7.91          2.14          5.39
                                                  ---------      ---------     ---------     ---------     ---------     ---------

Less Dividends:
   Dividends from net investment income.......           --          (0.09)        (0.09)        (0.33)        (0.34)        (0.38)
   Dividends from net realized capital gains..           --          (1.61)        (1.48)        (9.49)        (1.46)        (0.33)
                                                  ---------      ---------     ---------     ---------     ---------     ---------
       Total Dividends........................           --          (1.70)        (1.57)        (9.82)        (1.80)        (0.71)
                                                  ---------      ---------     ---------     ---------     ---------     ---------
Net increase (decrease) in net asset value....         0.72           2.70         (5.51)        (1.91)         0.34          4.68
                                                  ---------      ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of period................    $   18.64   $      17.92     $   15.22     $   20.73     $   22.64     $    2.30
                                                  =========      =========     =========     =========     =========     =========

Total Return..................................         4.02%***      30.52%       (19.19)%       41.22%        9.60%         30.85%

Ratios/Supplemental Data:
Net assets, End of period (in 000's)..........    $ 278,842      $ 279,914     $ 259,903     $ 399,162     $ 309,474     $ 291,724
Ratios to average net assets:
   Net investment income including
     reimbursement............................         0.44%**        0.53%         0.56%         0.97%         1.59%         1.52%
   Operating expenses including
     reimbursement............................         0.41%**        0.41%         0.40%         0.40%         0.40%         0.40%
   Operating expenses excluding
     reimbursement............................         0.41%**        0.41%         0.41%         0.40%         0.40%         0.41%
Portfolio turnover rate.......................           19%***         36%           22%           99%            8%           14%


- -----------------------------
* At a Special Meeting of Shareholders of the Small Company Index Fund held on May 9, 1997, shareholders approved a change in the Fund's target index from the Russell Special Small Company Index to the Standard & Poor's(REGISTRATION MARK)Small Cap 600 Stock Price Index.
**   Annualized
***  Not annualized
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2000 (unaudited) and the years ended March 31, 2000, 1999, 1998, 1997 and 1996 was $0.04, $0.09, $0.10, $0.27, $0.38 and $0.31, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

UTILITY INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX MONTHS ENDED
                                                  SEPTEMBER 30,                     YEARS ENDED MARCH 31,
                                                     2000         ------------------------------------------------------------
                                                  (UNAUDITED)       2000          1999        1998*        1997         1996
                                                   --------       --------     --------     --------     --------     --------
Net Asset Value, Beginning of period..........     $  13.32       $  13.35     $  14.18     $  11.42     $  12.03     $   9.88
                                                   --------       --------     --------     --------     --------     --------

Income from Investment Operations:
   Net investment income(1)...................         0.23           0.50         0.53         0.54         0.49         0.44
   Net realized and unrealized gain (loss)
     on investments ..........................         5.23           0.43        (0.71)        3.71        (0.09)        2.15
                                                   --------       --------     --------     --------     --------     --------
       Total from Investment Operations.......         5.46           0.93        (0.18)        4.25         0.40         2.59
                                                   --------       --------     --------     --------     --------     --------

Less Dividends:
   Dividends from net investment income.......        (0.23)         (0.51)       (0.51)       (0.60)       (0.46)       (0.44)
   Dividends from net realized capital gains..           --          (0.45)       (0.14)       (0.82)       (0.55)          --
   Return of capital..........................           --             --           --        (0.07)          --           --
                                                   --------       --------     --------     --------     --------     --------
       Total Dividends........................        (0.23)         (0.96)       (0.65)       (1.49)       (1.01)       (0.44)
                                                   --------       --------     --------     --------     --------     --------
Net increase (decrease) in net asset value....         5.23          (0.03)       (0.83)        2.76        (0.61)        2.15
                                                   --------       --------     --------     --------     --------     --------
Net Asset Value, End of period................     $  18.55       $  13.32     $  13.35     $  14.18     $  11.42     $  12.03
                                                   ========       ========     ========     ========     ========     ========

 Total Return..................................        41.30%***       7.52%       (1.53)%      39.07%        3.46%       26.61%

Ratios/Supplemental Data:
Net assets, End of period (in 000's)..........     $ 73,545       $ 49,977     $ 55,131     $ 55,864     $ 45,582     $ 56,383
Ratios to average net assets:
   Net investment income including
     reimbursement............................         3.05%**        3.61%        3.72%        4.24%        3.96%        3.79%
   Operating expenses including
     reimbursement............................         0.40%**        0.40%        0.40%        0.40%        0.40%        0.40%
   Operating expenses excluding
     reimbursement............................         0.41%**        0.40%        0.40%        0.40%        0.40%        0.41%
Portfolio turnover rate.......................           13%***         19%           8%          72%         170%          12%

- -------------------------------
* At a Special Meeting of Shareholders of the Utility Index Fund held on May 9, 1997, shareholders approved a change in the Fund's target index from the Russell 1000 Utility Index to the Standard & Poor's Utilities Composite Stock Price Index.
**   Annualized
***  Not annualized
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2000 (unaudited) and the years ended March 31, 2000, 1999, 1998, 1997 and 1996 was $0.23, $0.50, $0.53, $0.54, $0.49 and $0.44, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX MONTHS ENDED
                                                 SEPTEMBER 30,                           YEARS ENDED MARCH 31,
                                                     2000         ---------------------------------------------------------------
                                                  (UNAUDITED)        2000          1999          1998          1997          1996
                                                   ---------      ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD..........     $   10.13      $   10.54     $   10.50     $    9.99     $   10.24     $    9.91
                                                   ---------      ---------     ---------     ---------     ---------     ---------
Income from Investment Operations:
   Net investment income(1)...................          0.31           0.61          0.61          0.63          0.64          0.66
   Net realized and unrealized gain (loss)
     on investments                                     0.10          (0.38)         0.05          0.51         (0.25)         0.33
                                                   ---------      ---------     ---------     ---------     ---------     ---------
       Total from Investment Operations.......          0.41           0.23          0.66          1.14          0.39          0.99
                                                   ---------      ---------     ---------     ---------     ---------     ---------
Less Dividends:
   Dividends from net investment income.......         (0.31)         (0.64)        (0.62)        (0.63)        (0.64)        (0.65)
   Dividends in excess of net
     investment income........................            --             --            --            --            --         (0.01)
                                                   ---------      ---------     ---------     ---------     ---------     ---------
       Total Dividends........................         (0.31)         (0.64)        (0.62)        (0.63)        (0.64)        (0.66)
                                                   ---------      ---------     ---------     ---------     ---------     ---------
Net increase (decrease) in net asset value....          0.10          (0.41)         0.04          0.51         (0.25)         0.33
                                                   ---------      ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of period................     $   10.23      $   10.13     $   10.54     $   10.50     $    9.99     $   10.24
                                                   =========      =========     =========     =========     =========     =========

Total Return..................................          4.08%**        2.39%         6.38%        11.72%         3.91%        10.09%

Ratios/Supplemental Data:
Net assets, End of period (in 000's)..........     $ 158,888      $ 160,389     $ 202,420     $ 118,368     $ 111,313     $ 124,944
Ratios to average net assets:
   Net investment income including
     reimbursement............................          6.01%*         5.95%         5.77%         6.12%         6.31%         6.35%
   Operating expenses including
     reimbursement............................          0.42%*         0.41%         0.41%         0.40%         0.40%         0.40%
   Operating expenses excluding
     reimbursement............................          0.42%*         0.41%         0.41%         0.40%         0.40%         0.41%
Portfolio turnover rate.......................            30%**          56%           70%           79%           39%           35%

- -----------------------
*    Annualized
**   Not annualized
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2000 (unaudited) and the years ended March 31, 2000, 1999, 1998, 1997 and 1996 was $0.31, $0.61, $0.61, $0.63, $0.64 and $0.66, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               SIX MONTHS ENDED
                                                 SEPTEMBER 30,                       YEARS ENDED MARCH 31,
                                                     2000        ------------------------------------------------------------
                                                  (UNAUDITED)      2000         1999         1998          1997        1996

                                                   --------      --------     --------     --------     --------     --------

Net Asset Value, Beinning of period..........     $  10.13      $  10.59     $  10.51     $  10.15     $  10.20     $   9.94
                                                   --------      --------     --------     --------     --------     --------

Income from Investment Operations:
   Net investment income(1)...................         0.23          0.44         0.46         0.47         0.47         0.46
   Net realized and unrealized gain (loss)
     on investments and futures contracts.....         0.08         (0.45)        0.08         0.36        (0.05)        0.26
                                                   --------      --------     --------     --------     --------     --------
       Total from Investment Operations.......         0.31         (0.01)        0.54         0.83         0.42         0.72
                                                   --------      --------     --------     --------     --------     --------

Less Dividends:
   Dividends from net investment income.......        (0.23)        (0.45)       (0.46)       (0.47)       (0.47)       (0.46)
                                                   --------      --------     --------     --------     --------     --------
       Total Dividends........................        (0.23)        (0.45)       (0.46)       (0.47)       (0.47)       (0.46)
                                                   --------      --------     --------     --------     --------     --------
Net increase (decrease) in net asset value....         0.08         (0.46)        0.08         0.36        (0.05)        0.26
                                                   --------      --------     --------     --------     --------     --------
Net Asset Value, End of period................     $  10.21      $  10.13     $  10.59     $  10.51     $  10.15     $  10.20
                                                   ========      ========     ========     ========     ========     ========

Total Return..................................         3.08%**      (0.05)%       5.20%        8.29%        4.15%        7.36%

Ratios/Supplemental Data:
Net assets, End of period (in 000's)..........     $ 31,499      $ 27,769     $ 21,607     $ 18,147     $ 19,921     $ 22,478
Ratios to average net assets:
   Net investment income including
     reimbursement............................         4.50%*        4.28%        4.31%        4.49%        4.57%        4.54%
   Operating expenses including
     reimbursement............................         0.60%*        0.60%        0.60%        0.60%        0.60%        0.60%
   Operating expenses excluding
     reimbursement............................         0.61%*        0.60%        0.60%        0.60%        0.60%        0.61%
Portfolio turnover rate.......................           36%**         38%          43%          28%           7%           2%

- ------------------------------
*    Annualized
**   Not annualized
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2000 (unaudited) and the years ended March 31, 2000, 1999, 1998, 1997 and 1996 was $0.23, $0.44, $0.46, $0.47, $0.47 and $0.46 respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION:

Galaxy Fund II ("Galaxy II" or the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered five managed investment portfolios. The accompanying financial statements and financial highlights are those of the Large Company Index Fund, the Small Company Index Fund, the Utility Index Fund, the U.S. Treasury Index Fund, and the Municipal Bond Fund (individually a "Fund," collectively the "Funds").

2.   SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

PORTFOLIO VALUATION: Listed investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees at the last quoted sale price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which last sales prices are not available are valued at the closing bid price in the principal market where such securities trade. U.S. Government securities (other than short-term investments) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Debt securities of U.S. issuers (other than U.S. Government securities and short-term securities), including municipal securities, are valued at the mean between the quoted bid price and the asked price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available are valued based on fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FUTURES CONTRACTS: Each Fund, except the U.S. Treasury Index Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined on the identified cost method. Interest income and expenses are recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Index Fund and the Municipal Bond Fund, declared and paid quarterly for the Utility Index Fund and declared and paid annually for the Small Company Index Fund and the Large Company Index Fund. Net realized capital gains, if any, are distributed at least annually. Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending March 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal tax provision is recorded.

REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the col-

NOTES TO FINANCIAL STATEMENTS

lateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

3.   SHARES OF BENEFICIAL INTEREST:

The Trust's Declaration of Trust authorizes the Trust to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share. The Trust's shares are classified into five series.

4.   INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION
     AGREEMENTS:

The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides advisory services for a fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Large Company Index, Small Company Index, Utility Index and U.S. Treasury Index Funds, and 0.25% of the average daily net assets of the Municipal Bond Fund.

The Trust and Fleet National Bank (the "Administrator"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an administration agreement. Under the agreement, the Administrator is responsible for the payment of all expenses of the Funds, except the fees and expenses of the Trustees who are not interested persons of the Trust, brokerage fees and commissions, interest on borrowings, taxes, annual sub-account fees payable with respect to shares of the Funds held by defined contribution plans, and such extraordinary, non-recurring expenses as may arise, including litigation, to which the Trust may be a party. For its services as administrator, the Administrator receives a fee at an annual rate of 0.30% of the average daily net assets of each of the Large Company Index, Small Company Index, Utility Index and U.S. Treasury Index Funds, and 0.35% of the average daily net assets of the Municipal Bond Fund.

The Administrator has entered into a sub-administration agreement with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of the PNC Financial Services Group (formerly known as PNC Bank Corp.), under which PFPC Inc. provides administrative, accounting and transfer agent services to the Trust. The Administrator bears the fees of PFPC Inc. for serving in this capacity. Prior to December 1, 1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly-owned subsidiary of PFPC Worldwide, Inc., and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group, Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed its name to PFPC Inc.

Provident Distributors, Inc. ("the Distributor") acts as the exclusive distributor of the Trust's shares. Prior to December 1, 1999, First Data Distributors, Inc., a wholly-owned subsidiary of First Data Investor Services Group, Inc., acted as the exclusive distributor of the Trust's shares.

The Trust and PFPC Inc. may enter into agreements with one or more entities, including the Administrator and affiliates of the Investment Advisor, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to shares of the Funds held by defined contribution plans. Such entities are compensated by PFPCInc. for the Sub-Account Services and in connection therewith the Funds pay PFPC Inc. out-of-pocket transfer agency expenses (i.e. sub-account services fee) in an amount equal to these fees.

Certain officers of the Trust are officers of the Investment Advisor or PFPC Inc. Such officers receive no compensation from the Trust for serving in their respective roles. Effective September 8, 2000, each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy Fund ("Galaxy") and The Galaxy VIP Fund ("VIP") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. For the period May 28, 1999 until September 7, 2000, each Trustee was entitled to receive for services as a Trustee of the Trust, Galaxy and VIP, an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to May 28, 1999, each Trustee was entitled to receive for services as a Trustee of the Trust, Galaxy and VIP an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and VIP are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and VIP based on their relative net assets.

NOTES TO FINANCIAL STATEMENTS

Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

PFPC Inc. voluntarily agreed to reimburse the Funds for Trustees' fees.
PFPC Inc., at its discretion, may revise or discontinue the voluntary expense reimbursement at any time.


5.   SECURITIES TRANSACTIONS:

The cost of purchases and the proceeds from sales of securities (excluding short-term investments and futures contracts) for the six months ended September 30, 2000 for each Fund were as follows:

                                      U.S. GOVERNMENT                           OTHER INVESTMENT
                                         SECURITIES                                SECURITIES
                                 ----------------------------              ---------------------------
                                   PURCHASES         SALES                   PURCHASES         SALES
                                 -----------      ----------               ------------      ---------
Large Company Index...........   $         --    $        --             $ 73,057,152      $63,314,923
Small Company Index...........             --             --               50,753,911       60,693,888
Utility Index.................             --             --               11,264,758        7,612,522
U.S. Treasury Index...........     46,630,275     49,907,475                       --               --
Municipal Bond................             --             --               14,530,175       10,756,330

The aggregate cost, gross unrealized appreciation and depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at September 30, 2000 for each Fund were as follows:

                                     Cost         Appreciation        (Depreciation)            Net

Large Company Index             $ 651,489,403    $ 426,561,463      $  (44,247,835)       $382,313,628
Small Company Index               258,819,756       67,893,532         (47,568,353)         20,325,179
Utility Index                      48,590,340       24,638,438            (613,518)         24,024,920
U.S. Treasury Index               156,975,551        2,341,040          (2,544,304)           (203,264)
Municipal Bond                     30,741,305          584,865            (173,391)            411,474


At March 31, 2000, the following Funds had capital loss carryforwards:

                             CAPITAL LOSS      EXPIRATION
                             CARRYFORWARD         DATE
                             ------------      ---------
U.S. Treasury Index......    $2,863,608           2003
                                548,015           2004
                              1,821,144           2008
Municipal Bond...........       452,493           2003
                                203,341           2004
                                 72,068           2008

NOTES TO FINANCIAL STATEMENTS

6.   FINANCIAL INSTRUMENTS:

The Large Company Index, Small Company Index and Utility Index Funds may enter into stock index futures contracts that are traded on a national exchange. These Funds will enter into stock index futures contracts only for bona fide hedging purposes or as otherwise permitted by the Commodities Futures Trading Commission ("CFTC"). If permitted, these Funds may use stock index futures to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a stock index futures contract is priced more attractively than the securities in the underlying index. The Municipal Bond Fund may enter into interest rate futures contracts and municipal bond index futures contracts only for bona fide hedging purposes or as otherwise permitted by CFTC regulations. In addition, the Municipal Bond Fund may purchase put or call options on interest rate and municipal bond index futures contracts, which are traded on a United States exchange, as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund will segregate assets to cover its commitments on purchased futures contracts.

Risks associated with using financial instruments such as futures as a hedge include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or the inability of counterparties to perform under the terms of the contract.

7.   CONCENTRATION OF CREDIT RISK:

The Utility Index Fund concentrates its investments in the utility industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

8.   LINE OF CREDIT:

Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee based on the average daily unused portion of the line of credit is computed daily and paid quarterly at an annual rate of 10%, and allocated among the Funds based on average daily net assets. For the period ended September 30, 2000, no borrowings have been made by the Funds against the line of credit.

                                                  [GRAPHIC OMITTED: GALAXY LOGO]
                                                                          Galaxy
                                                                           Funds

                                                                   P.O. Box 6520
                                                       Providence, RI 02940-6520

                                                                       Bulk Rate
                                                              U. S. Postage Paid
                                                                  Permit No. 105
                                                               North Reading, MA
SANGALII (12/00)